UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08529

MONTEAGLE FUNDS

(Exact name of registrant as specified in charter)

2506 Winford Avenue, Nashville, TN 37211

 (Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800) 238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

                           TABLE OF CONTENTS

August 31, 2018

A Discussion of Fund Performance............................................................................	1
Performance Illustration.............................................................................................	27
Supplementary Portfolio Information.........................................................................	33
Schedule of Investments.............................................................................................	39
Statement of Assets & Liabilities...............................................................................	57
Statements of Operations............................................................................................	58
Statements of Changes in Net Assets.........................................................................	59
Financial Highlights...................................................................................................	65
Notes to Financial Statements....................................................................................	71
Report of Independent Registered Public Accounting Firm......................................	90
About your Funds' Expenses......................................................................................	91
Trustees & Officers of the Trust.................................................................................	94
Compensation of Trustees & Officers........................................................................	95
Additional Information...............................................................................................	96

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2018 (UNAUDITED)

How did the Fund Perform?

The Monteagle Fixed Income Fund (the “Fund”) had negative performance for the year. For the year ended August 31, 2018, the Fund had a total return of -1.57%. For the three and six month periods ended August 31, 2018, the Fund had total returns of 0.37% and 0.73% respectively. The returns were primarily impacted by rising interest rates over the past year (see Table 1). While interest rates are higher for all maturities, the shorter maturities have been impacted more than the longer ones. However, the longer maturities have been relatively unchanged over the last 3 to 6 months. The shorter maturities have been responding more to the tightening monetary policies of the U.S. Central Bank, specifically the FOMC (Federal Open Market Committee).

The Fund’s benchmark index (The Barclays Capital Intermediate U.S. Government/Credit Index) had relative returns of -1.01%, 0.55%, and 0.99% for the twelve, three, and six month periods, ended August 31, 2018, respectively.

What Influenced Fund Performance?

This past fiscal year ended August 2018, saw three major trends affect the fixed income market. First, the Tax Cuts and Jobs Act of 2017 was passed in December 2017, effectively overhauling the domestic tax code for both individuals and businesses. Second, the Trump administration ushered in a series of protectionist trade policies and tariffs that radically restructured standing trade partnerships. Third, amidst robust macroeconomic data (most notably the GDP and prolonged, record low unemployment) the Federal Reserve continued down the path of tighter monetary policy. While many of the pro-growth and deregulatory policies previously anticipated did ultimately come to fruition, protectionism has created much uncertainty about growth and economic stability.

The Tax Cuts and Jobs Act of 2017 not only restructured the tax rates for individuals, but lowered the corporate income tax rate from 35% to 21%. While the individual rates maintain a sunset provision (meaning the rates will return to their pre-2018 levels beginning in 2026), the corporate rate is permanent. With the new tax cuts, academics and economists agree that a fall in tax receipts will widen the federal deficit, ultimately forcing the federal government to issue more debt. Looking forward, the influx of a fresh supply of treasuries would create a buyer’s market, pressuring bond prices lower while yields rise. Viewed in combination with the Federal Reserve’s efforts to reverse past asset purchase programs by allowing maturing securities to continue rolling off their balance sheet, yields could rise quicker than anticipated. Thankfully, foreign demand for domestic treasuries remains robust, keeping this in check. Although our largest foreign creditor, China, has reduced its holdings from $1.2 trillion to $1.18 trillion over the course of the fiscal year, demand from other countries like Japan, Ireland, Brazil, and the United Kingdom remained firm and helped anchor yields during the year.1  The continued

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1 U.S. Department of the Treasury, Major Foreign Holders of U.S. Treasury Securities, from the Department of Treasury’s Securities (B): Portfolio Holdings of U.S. and Foreign Securities; http://ticdata.treasury.gov/Publish/mfh.txt, September 24, 2018.

1

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infusion of foreign capital is paramount, and it remains to be seen whether protectionist rhetoric will curb foreign demand for U.S. debt. Although it didn’t fall within the fiscal year, the sudden yield bump in September 2018 could be viewed as an extension of the trade war with China. As the largest foreign holder of U.S. treasuries, China reduced its holdings, as mentioned above, and temporarily created an imbalance in the market. In roiling the bond market, the move alludes to the power China holds as the largest foreign creditor to the U.S.

In terms of domestic monetary policy, robust growth, low unemployment and a firming of inflation kept the Federal Reserve on the path of tighter monetary policy as they continued to gradually raise the federal funds rate. This past fiscal year, the Fed increased its policy rate three times (December 2017, March 2018, and June 2018) to an upper bound rate of 2% with economists in general agreement that two more rate hikes are in order for 2018 (September and December 2018). The rate hikes acutely impacted the short end of the yield curve with the longer end remaining entrenched around 3%. Inflation breakevens (the yield difference between securities indexed for inflation and those without) on the flattening curve indicate that while inflationary pressure is likely contained, the prospect for continued growth may be muted over the course of the next fiscal year.2

The Federal Reserve’s dual mandate of full employment and stable prices are factors to which the market also pays close attention. Continued reporting of strong labor statistics has positive implications for economic growth and direct implications for Federal Reserve monetary policy. During the course of this past fiscal year the economy created approximately 212,500 jobs per month on average.3  The unemployment rate continued to decline from 4.4% to 3.9%, hovering in low territory not seen since the 1970s when the labor pool and population were much smaller.4  These improvements have led many to believe that our economy is within the definition of full employment, and the focus should continue to be on firming inflation. Traditional economic theory originally codified by economist A.W. Phillips suggests that with full employment, the demand for labor generally exceeds the supply of eligible workers. Tighter labor markets contribute to employers needing to pay higher wages to attract employees, ultimately leading to wage inflation. The inverse relationship between wage growth and unemployment is graphically depicted as a downward sloping curve commonly referred to as the “Phillips curve.” Over the last fiscal year, however, wage inflation has remained unimpressive at

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2 The breakeven inflation rate represents a measure of expected inflation derived from 10-Year Treasury Constant Maturity Securities (https://fred.stlouisfed.org/series/DGS10) and 10-Year Treasury Inflation-Indexed Constant Maturity Securities (https://fred.stlouisfed.org/series/DFII10). The latest value implies what market participants expect inflation to be in the next 10 years, on average. Federal Reserve Bank of St. Louis, 10-Year Breakeven Inflation Rate, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/T10YIE, September 20, 2018.

3 U.S. Bureau of Labor Statistics, Employment, Hours, and Earnings from the Current Employment Statistics Survey (National), https://data.bls.gov/pdq/SurveyOutputServlet, United States Department of Labor, September 20, 2018.

4 U.S. Bureau of Labor Statistics, Labor Force Statistics from the Current Population Survey, United States Department of Labor; https://data.bls.gov/pdq/SurveyOutputServlet?request_action=wh&graph_name=LN_cpsbref3, September 20, 2018.

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2.9% year-over-year, just slightly higher than the 2.6% last year.5  The juxtaposition of weak wage growth in an environment where the unemployment rate continues to fall in this cycle suggests that the Philips curve may no longer be applicable, or at the very least is much “flatter” in this cycle than previous historical relationships would suggest. So, some market participants and economists may be calling for higher inflation and higher yields based on historical relationships that aren’t as strong as they once were, or once thought to be.

While the Phillips curve may be growing flatter, inflation generally rose over the fiscal year to align with the Fed’s 2% target. Expected inflation, not only in the U.S., but globally as well, will continue to impact portfolio performance. Domestic headline inflation firmed throughout the beginning of 2018 with the consumer price index rising slightly above the Fed’s 2% inflation target. Over the last 12 months, the CPI rose 2.7% before seasonal adjustment.6  However, this rise in inflation may have been partly fueled by price hikes ahead of potential tariffs since it has softened since July (for the 12 months ended in July, CPI rose 2.9%). Outside of headline inflation, core CPI also increased from 1.7% year-over-year in August 2017 to 2.2% year-over-year in the most recent reading for August 2018.7  Due to the volatile nature of food and energy, core CPI is typically viewed as a better measure of the trend in underlying inflation. The Fed’s preferred measure of inflation, the Core Personal Consumption Expenditure has also firmed from 1.4% year-over-year in August 2017 to 2% year-over-year in the most recent reading for August 2018.8  Market based measures of inflation initially rose at the beginning of the fiscal year, then flattened. One market measurement of expected inflation is derived by subtracting the yield on Treasury Inflation Protected Securities from the nominal yield on a regular Treasury of equal maturity to arrive at the “breakeven” premium. 5-year breakevens ended August 2018 at 1.98%, about 41bps higher than where 5-year breakevens ended on August 2017.9  10-year breakevens ended August 2018 at 2.08%, about 32bps higher than where 10-year breakevens ended on August 2017.10  We can interpret these numbers as the average rate of inflation the market expects over the designated maturity. The shift higher in inflation expectations likely had a negative impact on fund performance as nominal interest rates rose, especially on the shorter end of the curve.

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5 U.S. Bureau of Labor Statistics, Average Hourly Earnings of All Employees, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/CES0500000003, September 21, 2018.

6 U.S. Bureau of Labor Statistics, Economic News Release: Consumer Price Index Summary, United States Department of Labor; https://www.bls.gov/news.release/cpi.nr0, September 24, 2018.

7 U.S. Bureau of Labor Statistics, CPI- All Urban Consumers (All Items Less Food and Energy in U.S. City Average, All Urban Consumers, Not Seasonally Adjusted), United States Department of Labor; https://data.bls.gov/timeseries/CUUR0000SA0L1E?output_view=pct_12mths, September 24, 2018.

8 Source: Bloomberg Professional Services.

9 Federal Reserve Bank of St. Louis, 5-Year Breakeven Inflation Rate, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/T5YIE, September 23, 2018.

10 Federal Reserve Bank of St. Louis, 10-Year Breakeven Inflation Rate, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/T10YIE, September 20, 2018.

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

During the course of the fiscal year, President Trump’s “America First” mantra blanketed long standing trade agreements and partnerships as U.S. foreign policy swung decidedly in the direction of protectionism. Tit-for-tat tariffs came to dominate headlines as the U.S. levied tariffs on China and Europe, while simultaneously threatening to withdraw from the North American Free Trade Agreement. Despite the numerous tariffs and regulations enacted, the U.S. monthly international trade deficit continued to increase over the fiscal year according to the Bureau of Economic Analysis and the U.S. Census Bureau. The deficit increased from $45.7 billion in June 2018 (revised) to $50.1 billion in July 2018, as exports decreased and imports increased. The 2018 deficit figures increased from a year earlier as well when the trade deficit hit $43.5 billion in June 2017 and $43.5 billion in July 2017.11  The growing deficit, amidst tariff offensives and counteroffensives, alludes to broader fears that a disruption to the global trade order and supply chain is within the realm of possibility. Disruptions could lead to inflationary pressures for goods and services. When looking at the longer end of the yield curve as an indicator of capital growth and inflationary expectations, growth disruptions in the form of trade imbalances kept the curve growing flatter rather than steeper. So, for the time being, the market does not seem to believe that potential trade disruptions are on the horizon, nor are they pricing in potential inflationary impacts.

The movement in interest rates is usually an indication of the market’s expectation for growth, and with growth, we can also expect a certain amount of inflation. Additionally, a tighter monetary policy affected by the Federal Reserve Board (through the Fed funds overnight lended rate) does have an impact on the market structure of interest rates. We can see in the table below how interest rates have moved over the past fiscal year and also how the shape of the curve has evolved quarter to quarter.

TABLE 1

Interest Rate Movements

Early in the year we can see that rates across the curve moved higher, while the curve flattened as investors reacted to tighter monetary policy and inflation that remained under control and below the targeted 2% annual increase that the Federal Reserve Bank has historically regarded as its benchmark for stable prices. Similarly, while the Tax Cuts and Jobs Act of 2017 restructured the corporate tax code making businesses more profitable, it did little to ignite long term capital investment. Over the course of the year,

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11 Bureau of Economic Analysis, U.S. International Trade in Goods and Services, July 2018, U.S. Department of Commerce; https://www.bea.gov/news/2018/us-international-trade-goods-and-services-july-2018, September 24, 2018.

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A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

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the prospects of long-term, pro-growth policies being implemented faded, while short-term yields continued to rise on expectations for further tightening from the Fed. By the end of the year the shape of the curve was flatter but yields across the curve were generally higher by 90bps on average.

A glance at the 2-10 spread sheds light on the flattening curve as well. The 2-10 spread is the difference in yields between the 2 and 10-year Treasury notes. The spread is a crucial indicator of sentiment about the prospect for future economic growth, with wider gaps indicating the potential for stronger future capital investment. During the fiscal year, the spread between the two durations has steadily narrowed, ended August 2018 at around 23bps according to the chart below. The chart also alludes to the shorter end of the curve being more sensitive to federal rate hikes, as we have talked about previously.

TABLE 2

10-Year Treasury Constant Minus 2-Year Treasury Constant Maturity

(August 31, 2017 – August 31, 2018)

Amidst the growing rift between the U.S. and the rest of the developed world, global economic activity, particularly in the Eurozone, showed signs of slowing. The loss in momentum is in stark contrast to the U.S. which continues to report robust growth metrics. This is displayed below through real growth rates as measured by Gross Domestic Product below.

TABLE 3

GDP Quarterly Growth Rate by Country

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

This fiscal year saw ECB president Mario Draghi reiterate that the European Central Bank would likely hold rates at their current levels through summer 2019. The growing sense that the ECB will deliver its first hike since 2011 sooner (in relative terms) rather than later, comes as central banks globally head towards tighter monetary policy despite the risks brought upon by ratcheted trade rhetoric. While the Bank of England raised rates and affirmed its policy of gradual rate hikes, the Bank of Japan firmed its policy of quantitative easing while simultaneously keeping rates low. In addition to uncertainties about the future course of trade between the Eurozone and U.S., the Eurozone economy faced further headwinds over the last year in the form of Italy’s slowing economy, the collapse of the Italian bond market, and its shaky commitment to remain a member of the European Union.

TABLE 4

Comparative Market Sector Weights

Monteagle Fixed Income Fund

Our responses to these global events have primarily been a disciplined approach to a high-quality portfolio profile. We remain committed to the Fund’s strategy of holding a well-diversified portfolio of high quality bonds. We believe that the markets have rewarded our patience and prudence. However, we have made some changes over the last year.

•

During the course of the year we decreased the Fund’s market allocation to mortgage-backed securities from 13% to 11% while slightly increasing the Fund’s cash position from 3% to 5% as a modestly defensive position in anticipation of further rate increases. We maintained the Fund’s allocation to investment grade intermediate corporate bonds at 50%, as well as keeping the fund holdings of government bonds at 34% of the portfolio. As can be seen from the following table, performance for all major sectors of the intermediate government/credit index was negative for the fiscal year ended August 31, 2018.

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TABLE 5

Sector Returns

While the U.S. Intermediate Treasury sector’s performance is significantly more negative than the other major sectors, it is a bit misleading. Not all U.S. Treasuries within the intermediate sector performed as badly as the returns would indicate. The following table shows the performance of the various maturity ranges within the intermediate index.

TABLE 6

Performance of Various Maturity Ranges, Barclays

Intermediate U.S. Treasury Index

Barclays Intermediate US Treasury Index	1 Year Total Return	6 Month Total Return	3 Month Total Return
All Maturities	-1.30%	0.99%	0.38%
1-3 Yr	0.10%	0.77%	0.37%
3-5 Yr	-1.43%	0.74%	0.28%
5-7 Yr	-2.28%	1.13%	0.39%
7-10 Yr	-2.97%	1.63%	0.57%

For the entire year the longer maturities within the sector had the most negative effect on the overall index performance. Nonetheless, over the last 6 month period, returns have been positive and the longer maturities have outperformed, as interest rates in the 7 to 10 year range have stabilized.

•

The Fund’s holding of U.S. Treasury notes is 27.8% of the total portfolio value. However, only 8% of the portfolio is comprised of U.S. Treasuries greater than 5 years in maturity. The portfolio has 8.1% of its Treasuries maturing in less than 3 years and another 11.5% maturing in 3 to 5 years. While the holding of U.S. Treasuries has impacted the portfolio negatively, skewing most of the holdings toward shorter maturities has proven to be the better strategy.

Portfolio duration remained relatively the same as last year. As of August 31, 2018, the Fund’s portfolio duration was 3.75 years (including cash) compared to the portfolio duration of 3.73 years at 2017 fiscal year end. Maturity also remained relatively the same at 4.28 years at August 31, 2018, compared to 4.22 years at 2017 fiscal year end. When

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compared to the duration and weighted average maturity of 3.84 and 4.21, of the Barclays Intermediate Government/Credit index, the Fund’s portfolio is slightly shorter in duration and the same in effective maturity. We do not believe that the maturity structure of the Fund’s portfolio relative to the benchmark index had neither a positive nor negative effect on relative performance. The following chart illustrates the performance of various maturity ranges within the Barclays Intermediate Government/Credit index. As we can see, bonds in the 1-3 year maturity range outperformed those having longer maturities for the full fiscal year. However, similarly to what we have seen with U.S. Treasuries, the latter half of the year has seen the longer maturities outperform.

TABLE 7

Performance of Various Maturity Ranges, Barclays

Intermediate U.S. Govt./Credit Index

Barclays Intermediate U.S. Govt./Credit Index	1 Year Total Return	6 Month Total Return	3 Month Total Return
All Maturities	-1.01%	0.99%	0.55%
1-3 Yr	0.33%	0.89%	0.45%
3-5 Yr	-1.07%	0.84%	0.42%
5-7 Yr	-1.78%	1.07%	0.57%
7-10 Yr	-2.24%	1.22%	0.83%

•

During the fiscal year we did not make any purchases during the first six months of the year allowing the existing holdings to mature and also marginally selling to raise cash as needed. All purchases were in the last six months of the fiscal year ended August 31, 2018. We also purchased longer-dated bonds later in the year after yields had risen in the first half of the year.  Approximately 77% of the purchases were in the 5 to 10 year maturity range. We do believe that the purchases were timely and did have a positive impact on portfolio performance.

•

The portfolio’s securities mature in less than 10 years with the highest percentage maturing in the 3 to 5 year range (32.9%). 30.6% of the Fund’s assets mature in less than 3 years, 50.1% in 3 to 7 years, and 19.3% in 7 to 10 years. We do believe that the Fund is positioned appropriately and well diversified across the yield curve. As economic conditions weaken during this cycle we would expect to increase the duration of the portfolio and allocate more toward higher quality securities.

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TABLE 8

Comparative Credit Quality

Monteagle Fixed Income Fund

The preceding charts represent the credit quality distribution of the Fund’s securities holdings at the beginning and end of this past fiscal year. For consistency of the relative analysis, in our distribution comparison above, we have only included the ratings provided by Moody’s (and not S&P, which rates U.S. government obligations AA+). The Barclays benchmark index still maintains ratings of AAA on U.S. government obligations.

•

The overall credit quality of the portfolio remained the same over the course of the year. Overall credit quality remains excellent with ratings of AA-/Aa3.

•

We would also note that at the end of this fiscal year the Fund’s portfolio contained investment grade securities rated below A3/A-. While we are restricted from investing in securities rated below A3/A- at time of purchase, we do have the discretion of holding securities rated lower than A3/A- should the rating be the result of a downgrade. It is our opinion that the securities in question do not materially affect the overall credit quality of the Fund’s portfolio and do not represent significant credit risk to portfolio value. The following table specifically identifies the securities in question. It should also be noted that two of the holdings have split ratings between Moody’s and S&P where S&P rates the issuers above the BBB rating. Also of note is the Becton Dickinson and Company holding which is rated below investment grade by Moody’s and yet is comfortably within the investment grade designation according to S&P. We have evaluated the holding and continue to have confidence in the company’s ability to perform under the contractual obligations of the bond’s indenture agreement. We do not believe that the credit rating by Moody’s heightens the risk of default and the position has a minor impact on the overall performance of the portfolio.

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A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

TABLE 9

2018 Below A positions

Issue	Issuer	Moody's Rating	S&P Rating	% Weight in Portfolio
FLR 3 1/2 12/15/24	FLUOR CORP	Baa1	A-	0.75%
SO 4 1/4 12/01/19	GEORGIA POWER COMPANY	Baa1	A-	1.71%
T 5.8 02/15/19	AT&T INC	Baa2	BBB	1.64%
BDX 3 1/8 11/08/21	BECTON DICKINSON AND CO	Ba1	BBB	1.62%
Total				5.72%

•

The following table provides a summary illustration of how investment grade bonds of varying credit quality have performed over the past year. These are returns of bonds in the Barclay’s Intermediate U.S. Government/Credit index. The relative performance of credit is indicative of the risk/reward nature of these bonds. While all returns are negative, the highest quality AAA bonds performed the worst. Most of the AAA sector is comprised of U.S. Treasury securities. As we have already discussed, not all Treasuries underperformed. But, the relative performance continued to support over allocation to corporate bonds rated below AAA. As the economic cycle continues to progress, historically it has been prudent to reduce credit risk.

TABLE 10

Investment Grade Performance of Varying Credit Quality

	1 yr total	6 month	3 month
	return	total return	total return
Aaa	-1.22%	0.99%	0.55%
Aa	-0.50%	1.13%	0.66%
A	-0.78%	1.09%	0.84%
Baa	-0.58%	0.86%	0.92%

Total	-1.01%	0.99%	0.55%

•

For the year, trading was primarily driven by maintaining the current portfolio sector allocations and timing the reinvestment of funds toward the latter part of the fiscal year. We did this by allowing the existing holdings to mature and also marginally selling to raise cash as needed. All purchases were in the last six months of the fiscal year ended August 31, 2018 to take advantage of the rising rate environment. We also purchased longer-dated bonds later in the year after yields had risen in the first half of the year.

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What is the Fund’s Strategy?

The Fund seeks to achieve its objective of total return through the capital appreciation of its underlying bonds and will continue to invest in high quality intermediate term fixed income securities generally between 2 and 10 years in maturity. The Fund will continue to monitor economic conditions through the use of a proprietary model in an attempt to anticipate interest rate changes and lengthen or shorten the duration of the Fund’s portfolio of securities to maximize total return with minimal risk. The Fund will also actively manage portfolio holdings across market sectors in order to maximize total return within the scope of permitted investments defined by the Fund’s prospectus. While we have taken prudent steps to diversify the Fund’s assets by limiting exposure to the credit and interest rate risk associated with any one specific issuer, market sector, or maturity range, those risks cannot be completely eliminated without affecting long-term Fund performance. We remain vigilant and will act in your best interest to preserve the Fund’s asset values.

MONTEAGLE INFORMED INVESTOR GROWTH FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2018 (UNAUDITED)

How did the Fund Perform?

The Monteagle Informed Investor Growth Fund (Fund) returned a +4.5% for the fiscal quarter ending August 31, 2018, while the S&P 500 Index, the Fund’s benchmark, posted a return of +7.8%.  Year-to-Date, ended August 31, 2018, the Fund returned a +10.8% versus a +9.9% return for the S&P.

What is the Fund’s Investment Approach?

The Fund invests primarily in medium capitalization stocks of well-managed, financially sound companies, offering under-valued earnings and cash flow growth opportunities. These are companies, in which, management or large outside investors are significant common stock owners or buyers, or where the company itself is repurchasing its own shares on the open market.  This investment discipline is now recognized as The Informed Investor Strategy. Quite simply, these companies qualify for research analysis only if they meet at least one of these four first-screen tests:

1.

The company’s officers and directors are buying its common stock on the open market.

2.

A major outside investor (minimum 5% shares outstanding owned) has filed a Form 13-D purchase disclosure on the company’s stock.

3.

The company has announced its intent to repurchase its common stock on the open market.

4.

A significant percentage of the company’s stock is owned by family/management.

The buy disciplines are matched by a series of five sell disciplines.  They are:

1.

Begin selling if a stock drops a minimum of 10% from an average cost basis.

2.

Begin selling when a holding-high loss-limit is triggered (stock falls a minimum of 16% from its portfolio holding-high price).

3.

Begin selling on preliminary indications of a stock breakdown in a company’s financials.

4.

Begin selling when informed investors’ stock transaction signals turn bearish.

5.

Sell partial positions of a portfolio stock after sharp price run-ups.

MONTEAGLE INFORMED INVESTOR GROWTH FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

What Influenced the Fund’s Performance?

The Fund’s investment return was influenced during its fiscal quarter ending

August 31, 2018, in three sectors: Information Technology, Consumer Discretionary, and Health Care.

The Information Technology sector had a +10.8% return. The following securities impacted this sector:  Paycom Software (PAYC) +42.8%, Grubhub Inc (GRUB) +36.1%, Autohome (ATHM) -22.5%, and Alibaba (BABA) -11.3%

The Health Care sector returned +10.9%. Healthequity (HQY) +26.8%, Align Tech (ALGN) +16.4% and Abiomed Inc (ABMD) -10.2%

Finally the Consumer Discretionary sector had a return of +10.3% for the quarter. Securities impacting this sector included: Ross Stores (ROST) +26.8%, Lululemon Athletica (LULU) +26.6%, Starbucks (SBUX) -5.8% and Las Vegas Sands (LVS) -8.8%

What is the Fund’s Current Strategy?

At fiscal quarter-end, the Monteagle Informed Investors Growth Fund was 59.3% invested in equities, and 40.3% in cash.  Management believes that the Fund’s portfolio seemed, at that time, best situated relative to the then-current market outlook.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 440-922-0066.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 440-922-0066 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Arbor Court Capital, LLC.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE QUALITY GROWTH FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2018 (UNAUDITED)

How did the Fund perform?

For the fiscal year ended August 31, 2018, the US Equity markets posted strong returns as corporate earnings surged at the same time the US Federal Reserve provided ample levels of accommodation.  Realized economic activity reached levels not seen since prior to the Global Financial Crisis that began a decade ago.  The Trump Administration’s tax cuts and other fiscal stimulus continued to provide additional fuel for the already long-lived economic expansion, driving corporate earnings per share and P/E multiples higher over the balance of FY 2018.

But the market did not appreciate in a straight line.  After the extremely positive market returns experienced in January 2018, the markets rolled over and dropped almost 10%.  Excess relative valuations, unappreciated risk, and materially increased interest rates were considered the primary culprits for this sharp market reversal.  Over the balance of FY 2018, the markets waged a tug of war between surging corporate earnings, stretched valuations, Trump Administration headwinds regarding Trade and tariffs, and a growing sense of general unease relative to the Global Macro backdrop, finally reclaiming the prior heights reached in the S&P 500 by late August.  It was a very good year for the US Equity markets, but not without periods of excess volatility and growing concern for the future.

The Monteagle Quality Growth Fund’s strategy is to invest in companies which exhibit growth characteristics (revenues, earnings, dividends, shareholder’s equity), albeit with a formalized quality overlay and specific sector allocation restrictions to help guard against excessive optimism.  Given the extreme performance divergence of growth stocks vs. the overall market that became increasingly pronounced throughout FY 2018, the Investment Manager adopted a more stringent quality methodology to help mitigate against the Fund holding securities that exhibited historically excessive valuations which conveys the heightened potential for very material price declines should the macro environment change unexpectedly.  While most fundamental economic characteristics continue to support a positive outlook for Global GDP growth and Corporate Earning at least throughout FY 2019, it is clear as of this writing that future comparisons of growth and earnings per share will become far more challenging beginning with Q3 2018 earnings soon to be released.  It is very likely that the low hanging fruit of this market environment has materially been picked, and future stock market returns will be relatively more difficult to manufacture.  It is in this context that the Investment Manager will continue to employ a more Quality centric stock selection & portfolio management methodology than has likely been employed in the past.

For the fiscal year 2018, the portfolio increased 18.13% compared with a gain of 19.66% for the S&P 500 Index.  Stock selection contributed positive performance to overall Fund results, while sector allocation detracted from performance.  Portfolio transition friction was a contributing factor to the sector allocation portfolio drag, as was a generally moderate ( ≈ 5%) allocation to cash at times throughout the balance of the year.  The Fund overweight to the Industrial sector which was seeking to access exposure to securities exhibiting consistent growth at reasonable valuations was impacted by Tariff headwinds and detracted from overall portfolio performance.  The Fund underweight to

MONTEAGLE QUALITY GROWTH FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

the Consumer Staples sector, which generally exhibited deteriorating fundamentals throughout the year was not rewarded as the Sector had periods of outperformance in a number of rolling Value rotations, especially beginning in Spring 2018.  The securities which contributed most positively to relative portfolio performance vs. the S&P 500 are the following:  Middleby Corporation (75 BP), Amazon.com Inc (53 BP), United HealthGroup (47 BP), Valero Energy Corporation (45 BP), and Adobe Systems Incorporated (45 BP).  The securities that most negatively impacted the portfolio in FY 2018 are the following:  Broadcom (-118 BP), DISH Network (-110 BP), Albemarle Corporation (-63 BP), and Celgene (-54 BP).

Going forward the Fund performance will be exclusively compared to the S&P 500 Index as that was deemed the most appropriate Benchmark to compare Fund performance.

For the 6-month period ending 8/31/2018, the Fund returned 7.57% vs. the S&P 500 return of 7.96%.  The Fund is now generally considered fully transitioned from the prior manager, with security selection and portfolio construction adjustments fully implemented.  Security selection again contributed material positive relative performance over the 6-month period, while Sector allocation detracted moderately from overall portfolio performance.  The best performing Sectors over this period, from both a Security selection and Sector allocation perspective, were the following:  Consumer Discretionary, Financials, and Consumer Staples.  The worst performing Sectors were the following:  Communication Services, Industrials, and Materials.

For the 4th Quarter period ending 08/31/2018, the Fund returned 8.90% vs. the S&P 500 return of 7.76%.  Security selection was a strong contributor to the outperformance of the Fund during the quarter, with Sector allocation detracting an immaterial amount from overall performance.  The best performing Sectors in the Quarter were Communication Services, Energy, Consumer Staples, and Consumer Discretionary.  The worst performing Sectors in the Quarter were the following:  Materials, Industrials, and Technology.

Changes to the portfolio over the balance of FY continued to reflect the transition of the portfolio based on the new Investment Manager, as well as to reflect the added focus on overall quality of portfolio holdings.  All changes to the portfolio, both relative to individual security selections and sector allocation decisions, are driven by a focused methodology that continually seeks to generate the highest level of risk adjusted returns subject to our specific Fund mandates.  This methodology incorporates both top-down and bottom-up influences and is primarily driven by individual security potential returns relative to our assigned security target prices (positive for purchases and negative for sales).  This methodology also separates the three primary aspects of portfolio management into separate disciplines to help guard against Portfolio Manager biases.  These aspects of the portfolio management are Security Selection, Portfolio Construction, and Risk Management.  All three of these aspects of the portfolio management process must be in congruence to have the best chance to achieve the goal of market leading risk adjusted performance over time.

MONTEAGLE QUALITY GROWTH FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

Among the larger new positions established over the course of Fiscal Year 2018 are the following:  Hanes Brands (Consumer Discretionary), Middleby Corporation (Industrials), Valero Energy (Energy), Edison International (Utilities), CVS Health (Health Care), Comcast Corporation (Communication Services), and Albemarle Corporation (ALB).  A number of positions were eliminated in the portfolio management transition to reduce the number of portfolio names to a more manageable number, as well as to fund the purchase of the securities listed above.

What Is The Fund’s Strategy?

The Fund will continue to focus on a diversified portfolio of higher quality securities that exhibit above market growth characteristics while simultaneously possessing characteristics of quality and stability, both on an absolute as well as a relative basis.  It is likely that the Fund Manager will increase the focus on quality, and therefore theoretical downside protection, throughout the balance of calendar year 2018 as the market is now showing increasing signs of stress and potential for excess volatility and loss.  The US interest rate regime has materially changed over the course of FY 2018, with the US Federal Reserve now publicly adopting a far less accommodative stance than was in evidence at this time last year.  Accordingly, the Fund has now been positioned for a more volatile, and potentially uncertain future glidepath, by reducing overall portfolio correlation with the market, by reducing somewhat the overall valuation of the portfolio, and by raising a tactical cash position of approximately 5%.

It is indeed difficult to apply the brakes in a rising market, even if only gently.  The Portfolio Manager has deemed it appropriate to do so at this time.  As always, we will continue to monitor the markets for potentially attractive securities, and will protect the integrity of Fund assets under all circumstances.

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2018 (UNAUDITED)

How did the Fund perform?

For the year ended August 31, 2018, the Monteagle Select Value Fund (the “Fund”) had a return of 13.97%, which outperformed its value peers over the rolling 1-year period.  The S&P 500 Index (“S&P 500” or “Index”) had a return of 19.66% for the same period, which outperformed due to the growth component.  The Fund’s net asset value per share as of August 31, 2018 was $13.66 versus $12.69 on August 31, 2017.  Due to the gains realized over the last twelve months, another capital gain distribution will be occurring at the end of this calendar year.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation.  The Fund uses a “value investing” style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to be under-priced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures.  The Fund’s adviser predominately utilizes a reversion-to-the-mean strategy on stock selection in order to achieve its results rather than trying to time market fluctuations.  The adviser limits the pool of stocks to consider for purchase to only those equities in the S&P 500.  In selecting stocks, the Fund’s adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.  Additionally, the adviser will generally have the Fund hold between 20 and 60 equities and diversify its holdings across numerous industries.  The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Value stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio less than the relative market average with dividends tending to be higher than the relative market average.  Also, value stocks tend to have a beta (a measure of the stocks price volatility relative to the overall market, i.e. the S&P 500) less than 1.0.

What influenced the Fund’s performance?

After a record run-up in the domestic equity market, the Dow Jones Industrial Index experienced the largest intraday point decline in history.  Fueled by the approval of the Republican tax plan that cut corporate taxes, equities started 2018 in a fury, returning almost 7.5% on the S&P 500 by late January.  This inevitably led to a pullback in the equity market, which the market hadn’t seen since November 2016, falling just over 10% from the highs on the S&P 500.  A subsequent rally followed the drop, advancing just over 7.5% and bringing the broad based index back into positive territory for the year.  Since this activity in early 2018, volatility in the equity market has remained at the forefront.  At one point in mid-2018, one in three trading days in the domestic equity market had experienced market movements of 1% or more.  For perspective, the historical average for a full calendar year is a little over one in five trading days.  Thus, the markets are on track for much more volatility than normal.  At times over the last year, the Fund has held elevated levels of cash in order to take advantage of pullbacks in the market.  This has proved to be successful as new investments were made at times

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

when the market was generally lower.  The Fed continues to increase short-term borrowing rates and is projecting further rate hikes (one more projection in 2018 and three increases in 2019).  While some fear a potential recession and others inflation concerns, the Fed seems to be unwavering in their commitment to react appropriately to market conditions.  Also, the market seems to be gung ho despite trade tensions and any potentially unsettled news from the Oval Office’s agenda on that front.  While growth has outperformed value for several consecutive years, we believe value will begin to lead the Index in the coming years.  Moreover, the Fund’s focus on a “value style, reversion-to-the-mean” strategy should prove to be beneficial in years to come.

For the first quarter, the portfolio holdings of the Fund underperformed the Index.  The investments of the Fund experienced a 6.70% return versus a return for the Index of 7.65%.  For the rolling five-year period ended November 30, 2017, the portfolio holdings of the Fund underperformed the Index with the investments of the Fund experiencing a 14.64% annualized return versus a 15.74% annualized return for the Index.  Value stocks have continued to underperform growth stocks (and the general market) for the last several years which has made resulted in a difficult year for the Fund.  According to Morningstar, the large cap value peers underperformed the Fund over the rolling five-year period with an average annualized return of 13.33%.  At quarter-end the cash balance of the portfolio was approximately 8.8% invested in money market funds while the equities represent 91.2% of the assets.

The broad sectors of the Index that improved the most on average during the quarter were the Energy, Consumer Discretionary, and Materials sectors; while the Communications, Utilities, and Health Care sectors were the lowest performing within the Index.  The Index reached new highs on several occasions in the quarter, concluding November at an absolute all-time high.

As of the end of the first quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Materials, Consumer Staples, and Financial sectors.  The largest sector allocations are Health Care, Energy, and Industrials.  The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of AutoZone, Inc., Dollar Tree Inc., and Tyson Foods, Inc. (which was purchased in the quarter and is already a top performer).  The Fund’s portfolio performance was most negatively affected by Envision Healthcare Holdings, Inc., Alexion Pharmaceuticals, Inc. (both Health Care companies, which was experienced a difficult quarter as a whole), and HCP, Inc.  During the quarter, fourteen securities were sold for various reasons, including either reaching their target or experiencing a long holding period without achieving their target.  Thirteen purchases were made in the quarter, all but two of which were new securities added the portfolio.  As of the end of the quarter, the Fund maintained a fully invested portfolio with cash equivalents of 8.8%.

For the second quarter, the portfolio holdings of the Fund underperformed the Index.  The investments of the Fund experienced a 1.79% return versus a return for the Index of 2.96%.  Value stocks continue to underperform not only growth stocks but also the general market, which continues to present difficulties for the Fund.  Although it underperformed the Index, the Fund outperformed its large cap value peers over the

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

previous quarter and over a rolling five-year period with returns of 0.89% and an average annualized return of 11.66%, respectively.  At quarter-end the cash balance of the portfolio was approximately 5.9% invested in money market funds while equities represented 94.1% of the assets.

The broad sectors of the Index that improved the most on average during the quarter were the Communications, Industrials, and Technology sectors; while the Utilities, Consumer Staples and Financial sectors were the lowest performing within the Index.  Late January began the first pullback of some magnitude in quite some time.  After falling more than 10% in less than two weeks, the Index rebounded in February over 7.6% before falling another 2.4%.  February posted the worst monthly decline since 2016 after an incredible run up in the Index over the previous years.  To say volatility was reintroduced in February would be a true understatement.  With the market coming off all-time highs, a new Chairman at the helm of the Federal Reserve and inflation concerns looming one has to wonder if volatility will continue and to what degree.

As of the end of the second quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Consumer Staples, Technology and Materials sectors.  The largest sector allocations are Consumer Discretionary, Energy and Health Care.  The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of DaVita Inc., XL Group Limited, and Express Scripts Holding Company.  In fact, XL Group was purchased and sold within the quarter, returning approximately 19% in the short time it was held.  The Fund’s portfolio performance was most negatively affected by HCP, Inc., Acuity Brands, Inc., and Kimco Realty Corp.  During the quarter, nine securities were sold for various reasons, including either reaching their target or experiencing a long holding period without achieving their target.  Eleven unique securities were purchased in the quarter, six of which were new securities added to the portfolio.  With the correction in February, we capitalized on the opportunity to put some money to work, investing twice near the bottom of the pullback.   As of the end of the quarter, the Fund maintained a fully invested portfolio with cash equivalents of 5.9%.

For the third quarter, the portfolio holdings of the Fund slightly underperformed the Index.  The investments of the Fund experienced a 0.03% return versus a return for the Index of 0.19%.  Although the Fund slightly underperformed the Index for the quarter, long-term performance continues to outperform the Index.  The Fund outperformed its large cap value peers on a six-month and rolling one-year basis with returns of 1.81% and 13.63%, respectively.  At quarter-end the cash balance of the portfolio was approximately 8.64% invested in money market funds while equities represented 91.36% of the assets.

The broad sectors of the Index that improved the most on average during the quarter were the Energy, Utilities and Technology sectors; while the Consumer Staples, Communications and Industrial sectors were the lowest performing within the Index.  Following the 10% market correction in the previous quarter a new level of volatility remains present in the domestic equity market.  In fact, more than a third of the trading days thus far in 2018 have experienced a movement of 1% or greater.  Despite all of this movement, the Index ended May with only a slightly positive quarterly return.

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

As of the end of the third quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Consumer Staples, Materials and Utilities sectors.  The largest sector allocations are Industrial, Energy and Financials.  The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of Baker Hughes, Devon Energy and Newfield Exploration.  Devon and Newfield were both new purchases within the quarter, acquired near each security’s low before gaining 27% and 16% in just over one month.  The Fund’s portfolio performance was most negatively affected by Acuity Brands, Signet Jewelers and Goodyear Tire & Rubber.  During the quarter, three unique securities were sold for various reasons, including either reaching their target, experiencing a long holding period without achieving their target or in order to reduce overall industry exposure (which was the case for Haliburton and the Energy sector).  Seven securities were purchased in the quarter, six of which were new securities added to the portfolio.  More than half of these purchases occurred after a 7% pullback in the market, near the lowest point in the quarter.  This advantageous execution will prove to add value over the long term due to its timely acquisition when the Index was low.  As of the end of the quarter, the Fund maintained a slightly elevated cash balance in order to take advantage of market volatility.

For the fourth quarter ended August 31, 2018, the portfolio holdings of the Fund underperformed the S&P Index.  The investments of the Fund experienced a 4.90% return versus a return for the Index of 7.76%.  Value continues to underperform growth which has caused pressure on the Fund’s performance relative to the Index.  However, the Fund outperformed its large cap value peers by 43 basis points for the quarter.  At quarter-end the cash balance of the portfolio was 17.32% invested in money market funds while equities represented 82.63% of the portfolio assets.  Cash was elevated in order to facilitate the large upcoming capital gains distribution.

The broad sectors of the Index that improved the most on average during the quarter were the Communications, Health Care and Consumer Staples sectors; while the Energy, Materials and Financial sectors were the lowest performing within the Index.  The domestic equity market rallied during the quarter and the Index reached new all-time highs.  The Index closed August approximately half of one percent off this new high level.

As of the end of the fourth quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Consumer Staples, Technology and Real Estate sectors.  The largest sector allocations are Consumer Discretionary, Financials and Industrials.  The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of Arconic Inc., Signet Jewelers (which was sold after a large price increase in early June) and AutoZone, Inc.  The Fund’s portfolio performance was most negatively affected by Western Digital Corp. (sold during the quarter and fell another 6%+ after disposal), Legg Mason, Inc. and Tyson Foods, Inc.  During the quarter, twenty unique securities were sold for various reasons and fifteen securities were purchased, fourteen of which were new securities added to the portfolio.  The vast majority of these purchases occurred subsequent to a one percent pullback in the market, which will prove to be advantageous execution over the long term.  As of the end

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

of the quarter, the Fund maintained an elevated cash balance in order to facilitate the large upcoming capital gains distribution.

What is the Fund’s strategy?

The Fund will continue to concentrate on equities contained in the S&P 500 which generally consists of large name brand corporations with good fundamentals and broad product diversification.  The Fund’s adviser will continue to be disciplined in the use of its predominate strategy of reversion-to-the-mean by applying its “value investing” approach valuation model; thereby, allowing the market’s volatility to identify those securities that become under-valued and are poised to be the next performers in the market.  Sector allocation in the Fund’s portfolio will primarily be determined by which companies are available for purchase pursuant to the Fund’s strategy.  It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively invest the cash into equities identified by the primary investment strategy as opportunities present themselves or for dollar-cost-averaging into currently held positions. This strategy is executed with a long-term outlook and will have periods of under-performance and out-performance versus its Index.  Therefore, the Fund’s daily performance can and will vary dependant upon current market conditions.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Arbor Court Capital, LLC.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE VALUE FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2018 (UNAUDITED)

How did the Fund Perform?

For the year ended August 31, 2018, the Fund reported a total return of positive 21.61%.  The S&P 500 Index had total returns of 19.66% for the same time period.  The Fund’s net asset value per share as of August 31, 2018 was $17.02 versus $14.21 at August 31, 2017.  The Fund did not pay any capital gains distributions in December, 2017.

What is the Fund’s investment approach?

The Fund’s investment goal is to achieve maximum returns through investing in undervalued companies.  The Fund determines value usually based on price-to-earnings ratios, but also reviews historical price to book value ratios, dividend yield and balance sheet quality in determining whether prospective investments are truly undervalued.  The adviser will hold 40 to 50 equities.  The Fund seeks to maintain a minimum average market capitalization of $5 billion.  The current average market capitalization exceeds $21 billion.  The current price earnings ratio is 13.9 times 2019 earnings and currently yields 2.7 percent.  The S&P 500 currently trades at 21.4 times 2019 earnings and yields 1.8 percent.

The Fund’s adviser also makes industry determinations based upon interest rate cycles.  Historical relationships between short-term and long-term U.S. Treasury securities impact industry weightings as easier money promotes growth in inflation while tight money favors disinflation.

As a general rule, new investments are made based on historical quantitative valuation measures that the Fund deems as undervalued.  Conversely, the positions which are sold usually reach quantitative valuation measures that the Fund deems fully or overvalued.  Decisions to reduce or sell partial holdings are based on industry over-weightings.

The Fund also makes investments for the long-term holding the positions for three to five years unless extraordinary events such as mergers, acquisitions or deterioration of the industry or company.

What influenced the Fund’s performance?

During the year ended August 31, 2018, the Fund slightly outperformed the S&P 500 as the economy continued to improve rewarding the industrials, technology, and materials sectors.  Higher price earnings companies actually took a rest as two companies, Apple Computer and Amazon reached $1.0 trillion market capitalizations.  More recently the pharmaceutical and telecommunications sectors also performed well.  Many of the Fund’s holdings pay higher dividends than the S&P 500 producing higher income for Fund holders.

The Federal Reserve has raised interest rates seven times since 2015.  Recent GDP growth rates have risen as benefits from reduced income taxes and the removal of many regulations is fostering higher consumer confidence as unemployment rates have dropped

MONTEAGLE VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

below 4% in recent quarters.  As of now inflation rates seem tame yet we believe that the Fed may obtain the 2% target level in inflation in the immediate future.

The Federal Reserve has unwound over $700 billion in Treasury bonds reducing its bond holdings from $4.7 trillion in 2016 to its current inventory of $3.9 trillion.  Money supply growth continues to slow with the current rate of 4% down from the 9% level three years ago.  The Great Inflation has yet to occur yet the present subtle inflation is being reflected in the bond yields as the 2 year Treasury yield rose from 1.5% to 2.87% in twelve months.

During the first quarter ending November 30, 2017 the Monteagle Value Fund outperformed the S&P 500 returning 11.19% versus 7.64% for the S&P 500. The economically sensitive companies including materials, industrials and information technology became in focus as the U.S. economy continued to improve.  The Fund continues its focus on higher dividend yields and lower price earnings ratios.  The Fund is underweight financial stocks.  We continue to believe that industrials and materials stocks will experience higher revenues and earnings in 2018-2019.

During the quarter, the Fund did not sell any positions but made new investments in General Electric, Schlumberger, and Southern Company.  The Fund added to Fastenal.

During the second quarter ending February 28, 2018 the Monteagle Value Fund underperformed the S&P 500.  During the quarter ended February 28, 2018 the Fund returned 0.46% versus 2.96% for the S&P 500.  The Fund slightly underperformed the S&P 500 during the quarter as internet/social media stocks led the market.  The Fund made no changes in the second quarter.

During the third quarter, the Monteagle Value Fund outperformed the S&P 500 returning

5.70%  versus 0.19% the S&P 500.  The Fund outperformed the S&P 500 during the quarter as the economy continues to mount strength due to the reduction of corporate tax rates spurring salary increases, announced capital spending increases and corporate stock buybacks.  The Fund made no changes in its portfolio in the third quarter.

During the quarter, the Monteagle Value Fund underperformed the S&P 500 returning 3.00% versus 7.76% the S&P 500.  Growth companies seem to have reached a plateau over the last six months.  Industrials and Materials industries rose during the quarter. During the quarter, the Federal Reserve raised interest rates 0.25%.

The US economy expanded an annualized 4.2% during the second quarter versus the 2.2% in during the first quarter of 2018.  Inflation rates as measured by the CPI remain below the 2% stated target inflation rate.  The unemployment rate dropped to 3.9% from 4.1% the previous quarter which is the lowest rate in the past 20 years.

During the quarter, the Fund sold positions in Holly Frontier Corp., General Mills, Nielsen Holdings, and General Electric.  The Fund made new purchases in CVS Health, Valero Energy Corp., and Briggs & Stratton.

MONTEAGLE VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

What is the Fund’s current strategy?

The Fund continues to focus on consistency in earnings in its holdings.  The Fund remains committed to economically sensitive issues including telecommunications, pharmaceuticals, materials, and industrials.  The Fund is overweight in energy, materials, telecommunications, and industrials as the economic recovery continues to sputter and recent Fed policy statements indicated they were concerned that it would be willing to accept higher inflation as it fends off deflationary forces.  The Fund is underweight financials, health, technology, consumer discretion, and consumer staples.  The fund has increased its holdings into international ADR’s believing the worldwide recovery has begun.

The Fund’s current industry weightings are as follows:

               MVRGX

             S&P5 500

Industrials

16.80%

 9.50%

Energy

                13.60%

 5.90%

Materials

                20.60%

 2.57%

Financials

  1.62%

13.70%

Health

  8.60%

14.60%

Technology

15.70%

26.50%

Telecom

                  6.50%

  1.90%

Utilities

                  1.80%

  2.80%

Consumer Discretion

11.70%

12.90%

Consumer Staples

                  1.80%

  6.70%

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2018 (UNAUDITED)

How did the Fund perform?

Our patience paid off in the fiscal year-end August 31, 2018.  The Texas Fund was up 27.61% for the one-year trailing period while the S&P 500 was up 19.66%.    The Russell 3000 index, the Fund’s other benchmark, was up 17.79% over the same time period. This fiscal year marked a full return for the Texas economy from the “oil bear market” from 2014 and 2015. While the benchmarks performed very well during this timeframe, we were still able to deliver significant outperformance.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation.  The Fund invests in a broad market capitalization across the various sectors and sizes of the Texas economy keeping 80% or more of the Fund invested in: 1) companies headquartered in Texas, 2) organized under Texas state laws, or 3) derive 50% of revenues or profits or have 50% of their assets in Texas.  The adviser limits the pool of stocks considered for purchase to only those equities with market capitalization greater than $500 million. The adviser also limits the amount in any one sector to less than 25% of the overall portfolio of companies.

In selecting stocks, the Fund’s adviser ranks stocks in each sector with an A, B or C.  Weightings are then applied across the A ranking and B rankings for each sector with A’s weighted more heavily than B’s.  C rankings are considered sells. Company rankings are determined by the Fund’s adviser after analyzing the financials, valuation, and growth prospects in comparison with their peers in the sector. The overall objective is to hold companies for a long-term period to allow the capture of their growth within the Texas economy.

Since there are a number of small and mid-cap companies in Texas and the Fund advisers do not give specific preference large caps the Fund tends to have an average market capitalization between $4 billion to $6 billion. The Fund also maintains investments across the spectrum of Texas companies from those considered to be value companies to those considered growth companies.

What influenced the Fund’s performance?

During the fiscal year, we became more convinced that the markets continued to show signs of an inflationary economy. Due to this, we kept heavier weightings in small caps, energy and industrials. Market volatility grew as it became more obvious that inflation was starting to pick up and interest rates were going to move higher. We allowed the Fund to experience the volatility as we had confidence in our weightings and ability to outperform in this environment.

We stayed with our methodology for selecting stocks and kept the Fund fully invested. While we contribute most of our outperformance to sector allocations and sticking with our methodology, we did see a few names in the portfolio have incredible performance over short periods of time.

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

First Quarter (8/31/17-11/30/17)

The Texas Fund got off to a great start in this quarter returning 11.51% over the 3-month period. Looking back, we noticed that July 2017 was the low point in the Goldman Sachs Commodity Index to S&P 500 ratio. We see this as a long-term change in trend that bodes very well for Texas equities.

Second Quarter (12/1/17-2/28/18)

After the great outperformance of the first quarter, our positions took a breather in the 2nd quarter. When the overall markets dropped in late January and early February we dropped a little bit more. However, we were expecting a little more volatility in this environment. We took the opportunity to add more to the financial sector adding to Texas banks like Cullen Frost, and insurance companies like American National. We also shifted some of our energy names into the service sector. At the end of this period we were down -0.48% while the S&P 500 was up 2.50%.

Third Quarter (3/1/18-5/31/18)

The third quarter was the best quarter in our Fund’s existence thus far. The Texas Fund returned 11.19% over the 3-month period while the S&P 500 returned 1.03%. Sticking to our guns and looking for opportunity in the 2nd quarter really paid off during this time period. We saw the Fund hitting on all cylinders. We saw notable performance from names such as Carvana (CVNA +50%) and Insperity (NSP +39%) during the quarter.

Fourth Quarter (6/1/18-8/31/18)

The Fund cooled off some in the fourth quarter but still had solid returns of 3.82%. The S&P 500 returned 7.25% of the same time period. Trade tensions seemed to weigh on the small cap portion of the market and political unease started to return as the country faces mid-term elections in November. Energy companies focused in the Permian started to face headwinds as they faced constraints due to pipeline capacity. Consumer Cyclicals were not following through with the gains we were seeing in other parts of the market. At the end of the fiscal year, we were tweaking allocations to reposition energy names, reducing exposure to cyclicals, and continuing to allocate to inflationary benefactors such as materials, energy and industrials.

What is the Fund’s strategy?

The Fund will continue to concentrate on Texas-based equities in order to take advantage of the Texas business climate and prospects for growth.  The Fund’s sub-adviser will continue to evaluate and monitor the investment of the Fund to capture growth in equities in the growing Texas economy.  At the current point in time, the sub-adviser believes the growth of Texas businesses will outpace the overall US and that difference will be passed on to investors.  Therefore, the sub-adviser seeks to maintain long term equity positions that grow in market cap with the Texas economy. The sub-advisor expects that Texas companies are a good investment for long-term growth. The sub-advisor believes that

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

investors are currently getting a very good value for average future earnings growth estimates when compared to the S&P 500 Index, and sees no reason to change the investment approach.

It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively increase options positions when the sub-adviser sees a need for additional downside protection.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Arbor Court Capital, LLC.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE FIXED INCOME FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2018 (UNAUDITED)

Comparison of the Change in Value of a $50,000 Investment in Monteagle Fixed Income Fund
and the Barclays Capital Intermediate U.S. Government/Credit Index

Average Annual Total Return (for the periods ended August 31, 2018)
	One Year	Five Years	Ten Years
Monteagle Fixed Income Fund	-1.57%	1.09%	2.17%
Barclays Capital Intermediate U.S. Government/Credit Index	-1.01%	1.51%	2.59%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Fixed Income Fund versus the Barclays Capital Intermediate U.S. Government/Credit Index (formerly Lehman Brothers U.S. Intermediate Government/Credit Index). The Barclays Capital Intermediate U.S. Government/Credit Index measures the performance of dollar denominated U.S. Treasuries, government-related (i.e. U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade credit structures that have a remaining maturity of greater than or equal to one year and less than ten years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Barclays Capital Intermediate U.S. Government/Credit Bond Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Fixed Income Fund, which will not invest in certain securities comprising this index.

MONTEAGLE INFORMED INVESTOR GROWTH FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2018 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment
in Monteagle Informed Investor Growth Fund and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2018)
	One Year	Five Years	Ten Years
Monteagle Informed Investor Growth Fund	16.68%	10.53%	12.77%
S&P 500 Index	19.66%	14.51%	10.85%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Informed Investor Growth Fund versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Informed Investor Growth Fund, which will not invest in certain securities comprising this index.

MONTEAGLE QUALITY GROWTH FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2018 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment in Monteagle Quality Growth Fund, the S&P 500 Index and the Russell 1000 Growth Index

Average Annual Total Return (for the periods ended August 31, 2018)
	One Year	Five Years	Ten Years
Monteagle Quality Growth Fund	18.13%	13.23%	8.99%
S&P 500 Index	19.66%	14.51%	10.85%
Russell 1000 Growth Index	27.23%	17.47%	12.85%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Quality Growth Fund versus the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index and the Russell 1000 Growth Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Monteagle Quality Growth Fund, which will not invest in certain securities comprising these indices.

MONTEAGLE SELECT VALUE FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2018 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment
in Monteagle Select Value Fund and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2018)
	One Year	Five Years	Ten Years
Monteagle Select Value Fund	13.97%	9.93%	8.03%
S&P 500 Index	19.66%	14.51%	10.85%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Select Value Fund versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Select Value Fund, which will not invest in certain securities comprising this index.

MONTEAGLE VALUE FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2018 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment
in Monteagle Value Fund, the S&P 500 Index and the Russell 2000 Value Index

Average Annual Total Return (for the periods ended August 31, 2018)
	One Year	Five Years	Ten Years
Monteagle Value Fund	21.61%	9.68%	6.95%
S&P 500 Index	19.66%	14.51%	10.85%
Russell 2000 Value Index	20.05%	11.72%	9.27%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Value Fund versus the S&P 500 Index and the Russell 2000 Value Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index and the Russell 2000 Value Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Monteagle Value Fund, which will not invest in certain securities comprising these indices.

THE TEXAS FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2018 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment
in The Texas Fund Class I shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2018)
	One Year	Three Year	Since Inception(a)
The Texas Fund Class I	27.61%	10.30%	4.35%
S&P 500 Index	19.66%	16.09%	13.64%

(a)Represents the period from the commencement of operations (September 17, 2013) through August 31, 2018.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of The Texas Fund versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with The Texas Fund, which will not invest in certain securities comprising this index.

MONTEAGLE FIXED INCOME FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2018 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
United States Treasury Note 1.75%, 05/15/2022	4.28%
United States Treasury Note 1.625%, 08/15/2022	4.25%
United States Treasury Note 2.125%, 08/15/2021	2.72%
Apple, Inc., 3.20%, 05/13/2025	2.19%
Qualcomm, Inc., 3.00%, 05/20/2022	2.19%
United States Treasury Note 2.25%, 11/15/2024	2.15%
United States Treasury Note 2.375%, 05/15/2027	2.14%
Westpac Banking Corp., 3.35%, 03/08/2027	2.13%
FNMA 2.125%, 04/24/2026	2.09%
FNMA Pool #AB3690 4.00%, 10/01/2041	1.83%
25.97%

Sector Allocation	(% of Net Assets)
Corporate Bonds	50.41%
U.S. Government and Agency Obligations	34.97%
Mortgage-Backed Securities	11.63%
Money Market Fund	4.66%
Liabilities Less Other Assets	(1.67)%
100.00%

MONTEAGLE INFORMED INVESTOR GROWTH FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2018 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
HealthEquity, Inc.	6.39%
Align Technology, Inc.	6.25%
Lululemon Athletica, Inc. (Canada)	6.13%
Amazon.com, Inc.	5.04%
Five Below, Inc.	4.99%
UnitedHealth Group, Inc.	4.77%
Adobe Systems, Inc.	4.47%
NVIDIA Corp.	3.63%
Mastercard, Inc. Class A	3.14%
Paycom Software, Inc.	3.13%
47.94%

Top Ten Portfolio Industries	(% of Net Assets)
Money Market Fund	40.25%
Software & Services	19.12%
Health Care Equipment & Services	17.41%
Retailing	13.05%
Consumer Durables & Apparel	6.13%
Semiconductors & Semiconductor Equipment	3.63%
99.59%

MONTEAGLE QUALITY GROWTH FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2018 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Apple, Inc.	6.25%
Albermarble Corp.	5.21%
Amazon.com, Inc.	5.15%
Microsoft Corp.	4.85%
Comcast Corp. Class A	4.14%
UnitedHealth Group, Inc.	4.13%
The Middleby Corp.	4.01%
Celgene Corp.	3.98%
Visa, Inc. Class A	3.84%
Altria Group, Inc.	3.71%
45.27%

Top Ten Portfolio Industries	(% of Net Assets)
Software & Services	15.88%
Capital Goods	13.00%
Food, Beverage & Tobacco	8.07%
Media	7.15%
Health Care Equipment & Services	6.95%
Pharmaceuticals, Biotechnology & Life Science	6.51%
Technology Hardware & Equipment	6.25%
Diversified Financials	5.23%
Chemicals	5.21%
Retailing	5.15%
79.40%

MONTEAGLE SELECT VALUE FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2018 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Arconic, Inc.	6.97%
Baker Hughes, a GE Co.	5.37%
Incyte Corp.	4.82%
Cboe Global Markets, Inc.	4.57%
H&R Block, Inc.	4.48%
Mohawk Industries, Inc.	4.48%
Cummins, Inc.	4.42%
Welltower, Inc.	4.39%
Broadcom, Inc.	4.34%
Unum Group	4.31%
48.15%

Top Ten Portfolio Industries	(% of Net Assets)
Capital Goods	15.00%
Consumer Durables & Apparel	12.72%
Diversified Financials	12.10%
Oil & Gas Equipment Services	8.73%
Pharmaceuticals, Biotechnology & Life Science	4.82%
Consumer Services	4.48%
Real Estate Investment Trust	4.39%
Semiconductors & Semiconductor Equipment	4.34%
Insurance	4.31%
Food, Beverage & Tobacco	4.17%
75.06%

MONTEAGLE VALUE FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2018 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
CF Industries Holdings, Inc.	4.30%
HollyFrontier Corp.	3.64%
Kulicke & Soffa Industries, Inc.	3.60%
Intel Corp.	3.41%
Phillips 66	3.19%
Eastman Chemical Co.	3.17%
Textron, Inc.	3.14%
MDC Holdings, Inc.	2.97%
Trinity Industries, Inc.	2.97%
Verizon Communications, Inc.	2.70%
33.09%

Top Ten Portfolio Industries	(% of Net Assets)
Capital Goods	16.29%
Chemicals	9.84%
Semiconductors & Semiconductor Equipment	9.34%
Oil & Gas Refining & Marketing	8.63%
Pharmaceuticals, Biotechnology & Life Science	7.55%
Telecommunication Services	5.34%
Consumer Durables & Apparel	5.29%
Metals & Mining	5.15%
Health Care Equipment & Services	4.87%
Real Estate Investment Trust	2.46%
74.76%

THE TEXAS FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2018 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Comfort Systems USA, Inc.	1.81%
Sysco Corp.	1.76%
Nexstar Media Group, Inc. Class A	1.69%
Sabre Corp.	1.63%
Texas Instruments, Inc.	1.61%
Group 1 Automotive, Inc.	1.54%
Texas Pacific Land Trust	1.50%
Applied Optoelectronics, Inc.	1.48%
Six Flags Entertainment Corp.	1.38%
GameStop Corp. Class A	1.37%
15.77%

Top Ten Portfolio Industries	(% of Net Assets)
Capital Goods	10.82%
Software & Services	8.32%
Oil & Gas Exploration & Production	6.40%
Retailing	6.24%
Banks	5.64%
Consumer Services	5.61%
Semiconductors & Semiconductor Equipment	5.03%
Chemicals	4.24%
Oil & Gas Equipment Services	4.14%
Oil & Gas Refining & Marketing	3.80%
60.24%

MONTEAGLE FIXED INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2018

Par Value/ Shares		Fair Value

CORPORATE BONDS - 50.41% (a)

Aerospace & Defense - 1.68%
750,000	General Dynamics Corp., 3.75%, 05/15/2028	$ 761,512

Automotive - 1.08%
500,000	AmericanHonda Finance Corp., 2.90%, 02/16/2024	487,068

Banks - 5.49%
500,000	JPMorgan Chase & Co., 4.35%, 08/15/2021	515,063
500,000	PNC Funding Corp., 4.375%, 08/11/2020	512,417
500,000	Wells Fargo & Co., 3.45%, 02/13/2023	492,866
1,000,000	Westpac Banking Corp., 3.35%, 03/08/2027	963,018
		2,483,364
Capital Goods - 6.88%
250,000	3M Co., 2.00%, 06/26/2022	241,320
750,000	Deere & Co., 4.375%, 10/16/2019	763,390
500,000	General Electric Co., 5.55%, 05/04/2020	519,824
500,000	General Electric Co., 3.15%, 09/07/2022	497,884
625,000	Honeywell International, 1.85%, 11/01/2021	601,393
500,000	Precision Castparts Corp., 2.50%, 01/15/2023	483,893
		3,107,704
Consumer Finance - 1.08%
500,000	Visa, Inc., 3.15%, 12/14/2025	489,875

Diversified Financial Services - 2.73%
500,000	Berkshire Hathaway Finance Corp., 3.00%, 05/15/2022	500,680
250,000	CME Group, Inc., 3.00%, 09/15/2022	247,830
500,000	Northern Trust Corp., 2.375%, 08/02/2022	484,016
		1,232,526
Diversified Telecommunication Services - 1.68%
750,000	AT&T, Inc., 5.80%, 02/15/2019	760,006

Engineering & Construction - 0.76%
350,000	Fluor Corp., 3.50%, 12/15/2024	344,390

Financial Services - 1.18%
500,000	Intercontinental Exchange, Inc., 3.75%, 12/01/2025	531,200

Food & Staples Retailing - 0.55%
250,000	Costco Wholesale Corp., 1.70%, 12/15/2019	246,944

(a) Categorized in level 2 of the fair value hierarchy; for additional information and description of the levels, refer to the table included in Note 2 of the accompanying notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Par Value/ Shares		Fair Value

Food , Beverage & Tobacco - 4.39%
750,000	Anheuser-Busch InBev, 5.375%, 01/15/2020	$ 746,911
750,000	The Hershey Co., 3.375%, 05/15/2023	754,657
500,000	Philip Morris International, 2.50%, 08/22/2022	484,080
		1,985,648
Health Care Equipment & Services - 5.47%
500,000	AstraZeneca PLC, 1.95%, 09/18/2019	495,931
750,000	Becton Dickinson & Co., 3.125%, 11/08/2021	741,640
500,000	Gilead Sciences, Inc., 3.25%, 09/01/2022	499,704
250,000	Medtronic, Inc., 3.125%, 03/15/2022	248,943
500,000	Novartis Capital Corp., 2.40%, 05/17/2022	487,063
		2,473,281
Media - 1.08%
500,000	Comcast Corp., 3.00%, 02/01/2024	486,741

Oil, Gas & Consumable Fuels - 3.02%
250,000	BP Capital Markets, PLC, 4.75%, 03/10/2019	252,737
500,000	BP Capital Markets, PLC, 2.50%, 11/06/2022	484,575
200,000	Chevron Corp., 2.566%, 05/16/2023	194,339
200,000	Chevron Corp., 2.954%, 05/16/2026	192,372
250,000	Shell International Finance BV, 2.375%, 08/21/2022	243,246
		1,367,269
Pharmaceuticals, Biotechnology & Life Science - 1.69%
750,000	GlaxoSmithKline Capital, Inc., 3.875%, 05/15/2028	762,934

Real Estate Investment Trust - 1.66%
750,000	Simon Property Group L.P., 2.20%, 02/01/2019	749,203

Semiconductors & Semiconductor Equipment - 2.19%
1,000,000	Qualcomm, Inc., 3.00%, 05/20/2022	988,010

Software & Services - 1.08%
500,000	Oracle Corp., 2.50%, 10/15/2022	486,659

Technology Hardware & Equipment - 3.86%
1,000,000	Apple, Inc., 3.20%, 05/13/2025	990,316
750,000	Cisco Systems, Inc., 4.95%, 02/15/2019	758,132
		1,748,448
Utilities - 2.86%
500,000	Duke Energy Florida LLC, 4.55%, 04/01/2020	510,856
770,000	Georgia Power Co., 4.25%, 12/01/2019	782,083
		1,292,939

TOTAL FOR CORPORATE BONDS (Cost $23,021,389) - 50.41%		22,785,721

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Par Value/ Shares		Fair Value

MORTGAGE-BACKED SECURITIES - 11.63% (a)
Federal Home Loans Mortgage Corp. - 4.25%
143,659	FHLMC Pool #A94289 4.00%, 10/01/2040	$ 147,576
90,799	FHLMC Pool #A947184 4.50%, 02/01/2041	95,225
207,875	FHLMC Pool #G07163 3.50%, 10/01/2042	208,347
518,154	FHLMC Pool #G07961 3.50%, 03/01/2045	518,050
429,644	FHLMC Pool #G08618 4.00%, 12/01/2044	438,876
257,792	FHLMC Pool #J19285 2.50%, 06/01/2027	252,271
231,231	FHLMC Pool #Q15767 3.00%, 02/01/2043	225,645
24,144	FHLMC Series 15L 7.00%, 07/25/2023	25,521
5,442	FHLMC Series 2841 BY 5.00%, 08/15/2019	5,448
		1,916,959
Federal National Mortgage Associations - 6.95%
38,551	FNMA 2007-40, 5.50%, 05/25/2037	41,993
232,370	FNMA Pool #AL1869 3.00%, 06/01/2027	232,393
36,783	FNMA Pool #545759 6.50%, 07/01/2032	41,268
17,856	FNMA Pool #754289 6.00%, 11/01/2033	19,571
24,017	FNMA Pool #882684 6.00%, 06/01/2036	26,255
805,831	FNMA Pool #AB3690 4.00%, 10/01/2041	826,819
225,084	FNMA Pool #AK3402 4.00%, 02/01/2042	230,870
149,935	FNMA Pool #AO0763 4.00%, 04/01/2042	153,790
155,038	FNMA Pool #AB8898 3.00%, 04/01/2043	151,300
296,879	FNMA Pool #AB9238 3.00%, 05/01/2043	289,754
166,291	FNMA Pool #AL7729 4.00%, 06/01/2043	170,546
186,603	FNMA Pool #AU1619 3.50%, 07/01/2043	187,037
593,272	FNMA Pool #AU3763 3.50%, 08/01/2043	594,754
164,645	FNMA Pool #AL5097 4.50%, 09/01/2043	172,324
		3,138,674
Government National Mortgage Association - 0.43%
8,008	GNMA Pool #648337 5.00%, 10/15/2020	8,266
31,397	GNMA Pool #476998 6.50%, 07/15/2029	34,492
17,546	GNMA Pool #676516 6.00%, 02/15/2038	19,010
28,346	GNMA 2012-52 PM 3.50%, 12/20/2039	28,558
116,793	GNMA 2012-91 HQ 2.00%, 09/20/2041	109,813
		200,139

TOTAL FOR MORTGAGE-BACKED SECURITIES (Cost $5,424,720) - 11.63%		5,255,772

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 34.97% (a)
Federal Home Loans Banks - 0.44%
210,000	FHLB 2.375%, 03/13/2026	200,017

(a) Categorized in level 2 of the fair value hierarchy; for additional information and description of the levels, refer to the table included in Note 2 of the accompanying notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Par Value/ Shares		Fair Value

Federal Home Loans Mortgage Corp. - 1.49%
500,000	FHLMC, 1.75%, 05/30/2019	$ 497,569
175,000	FHLMC, 5.00%, 12/14/2018	176,363
		673,932
Federal National Mortgage Associations - 4.83%
500,000	FNMA 1.875%, 09/18/2018	499,949
750,000	FNMA 2.625%, 09/06/2024	739,135
1,000,000	FNMA 2.125%, 04/24/2026	943,019
		2,182,103
U.S. Treasury Notes - 28.21%
250,000	United States Treasury Note 1.75%, 09/30/2019	248,017
750,000	United States Treasury Note 3.625%, 02/15/2020	760,957
750,000	United States Treasury Note 2.625%, 08/15/2020	749,912
500,000	United States Treasury Note 3.625%, 02/15/2021	511,114
250,000	United States Treasury Note 2.25%, 03/31/2021	247,354
1,250,000	United States Treasury Note 2.125%, 08/15/2021	1,229,834
750,000	United States Treasury Note 2.00%, 11/15/2021	733,858
250,000	United States Treasury Note 2.00%, 02/15/2022	244,121
2,000,000	United States Treasury Note 1.75%, 05/15/2022	1,931,876
250,000	United States Treasury Note 2.125%, 06/30/2022	244,560
2,000,000	United States Treasury Note 1.625%, 08/15/2022	1,917,890
250,000	United States Treasury Note 2.50%, 08/15/2023	247,217
750,000	United States Treasury Note 2.75%, 11/15/2023	750,029
500,000	United States Treasury Note 2.75%, 02/15/2024	499,687
1,000,000	United States Treasury Note 2.25%, 11/15/2024	969,297
1,000,000	United States Treasury Note 2.375%, 05/15/2027	964,453
500,000	United States Treasury Note 2.875%, 05/15/2028	500,586
		12,750,762

TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $16,295,778) - 34.97%		15,806,814

MONEY MARKET FUND - 4.66%
2,105,591	Federated Government Obligations Fund - Institutional Class, 1.83% **	2,105,591

TOTAL FOR MONEY MARKET FUND (Cost $2,105,591) - 4.66%		2,105,591

TOTAL INVESTMENTS (Cost $46,847,478) - 101.67%		45,953,898

LIABILITIES LESS OTHER ASSETS - (1.67)%		(756,151)

NET ASSETS - 100.00%		$ 45,197,747

** 7-day yield as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2018

Shares		Fair Value

COMMON STOCKS - 59.34%

Consumer Durables & Apparel - 6.13%
4,900	Lululemon Athletica, Inc. (Canada) *	$ 759,157

Health Care Equipment & Services - 17.41%
2,000	Align Technology, Inc. *	772,980
8,400	HealthEquity, Inc. *	791,364
2,200	UnitedHealth Group, Inc.	590,612
		2,154,956
Retailing - 13.05%
310	Amazon.com, Inc. *	623,940
5,300	Five Below, Inc. *	617,291
3,900	Ross Stores, Inc.	373,542
		1,614,773
Semiconductors & Semiconductor Equipment - 3.63%
1,600	NVIDIA Corp.	449,088

Software & Services - 19.12%
2,100	Adobe Systems, Inc. *	553,371
2,100	Grubhub, Inc. *	302,631
500	Intuit, Inc.	109,735
1,800	Mastercard, Inc. Class A	388,008
2,500	Paycom Software, Inc. *	387,800
900	Palo Alto Networks, Inc. *	208,035
800	Salesforce.com, Inc. *	122,144
600	ServiceNow, Inc. *	117,816
1,200	Visa, Inc. Class A	176,268
		2,365,808

TOTAL FOR COMMON STOCKS (Cost $5,900,667) - 59.34%		7,343,782

MONEY MARKET FUND - 40.25%
4,981,124	Federated Government Obligations Fund - Institutional Class, 1.83% (**) (***)	4,981,124

TOTAL FOR MONEY MARKET FUND (Cost $4,981,124) - 40.25%		4,981,124

TOTAL INVESTMENTS (Cost $10,881,791) - 99.59%		12,324,906

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.41%		50,337

NET ASSETS - 100.00%		$12,375,243

* Non-Income producing.

** 7-day yield as of August 31, 2018.

*** See Note 12.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE QUALITY GROWTH FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2018

Shares		Fair Value

COMMON STOCKS - 93.65%

Banks - 1.70%
4,500	JPMorgan Chase & Co.	$ 515,610

Capital Goods - 13.00%
4,034	3M Co.	850,851
5,050	Caterpillar, Inc.	701,193
1,842	Northrop Grumman Corp.	549,819
10,000	The Middleby Corp. *	1,215,400
3,118	Raytheon Co.	621,854
		3,939,117
Chemicals - 5.21%
16,519	Albermarble Corp.	1,577,895

Consumer Durables & Apparel - 2.40%
41,500	Hanesbrand, Inc.	727,910

Consumer Services - 2.56%
14,500	Starbucks Corp.	775,025

Diversified Financials - 5.23%
720	BlackRock, Inc.	344,923
4,935	Intercontinental Exchange, Inc.	376,195
13,700	SEI Investments Co.	864,196
		1,585,314
Food, Beverage & Tobacco - 8.07%
19,221	Altria Group, Inc.	1,124,813
15,233	Coca-Cola Co.	678,935
10,500	Monster Beverage Corp. *	639,345
		2,443,093
Health Care Equipment & Services - 6.95%
4,524	Cigna Corp.	852,050
4,666	UnitedHealth Group, Inc.	1,252,634
		2,104,684
Media - 7.15%
33,918	Comcast Corp. Class A	1,254,627
11,000	WPP Plc. ADR	910,800
		2,165,427
Oil & Gas Refining & Marketing - 3.41%
8,750	Valero Energy Corp.	1,031,450

* Non-Income producing.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

MONTEAGLE QUALITY GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares		Fair Value

Pharmaceuticals, Biotechnology & Life Science - 6.51%
12,769	Celgene Corp. *	$ 1,206,032
5,692	Johnson & Johnson	766,655
		1,972,687
Retailing - 5.15%
775	Amazon.com, Inc. *	1,559,850

Semiconductors & Semiconductor Equipment - 3.03%
4,195	Broadcom Ltd.	918,831

Software & Services - 15.88%
793	Alphabet, Inc. Class A *	976,817
511	Alphabet, Inc. Class C *	622,495
3,293	Facebook, Inc. Class A *	578,679
13,084	Microsoft Corp.	1,469,726
7,914	Visa, Inc. Class A	1,162,487
		4,810,204
Technology Hardware & Equipment - 6.25%
8,317	Apple, Inc.	1,893,199

Transportation - 3.52%
4,376	FedEx Corp.	1,067,525

Utilities - 2.93%
13,500	Edison International	887,355

TOTAL FOR COMMON STOCKS (Cost $21,734,283) - 98.95%		29,975,176

MONEY MARKET FUND - 1.03%
313,376	Federated Government Obligations Fund - Institutional Class, 1.83% **	313,376

TOTAL FOR MONEY MARKET FUND (Cost $313,376) - 1.03%		313,376

TOTAL INVESTMENTS (Cost $22,047,659) - 99.98%		30,288,552

OTHER ASSETS LESS LIABILITIES - 0.02%		6,099

NET ASSETS - 100.00%		$30,294,651

* Non-Income producing.

** 7-day yield as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE SELECT VALUE FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2018

Shares		Fair Value

COMMON STOCKS - 78.24%

Capital Goods - 15.00%
44,000	Arconic, Inc.	$ 984,720
4,400	Cummins, Inc.	623,920
13,500	Johnson Controls Int'l PLC	509,895
		2,118,535
Consumer Durables & Apparel - 12.72%
33,400	Hanesbrand, Inc.	585,836
11,200	Lennar Corp. Class A	578,704
3,300	Mohawk Industries, Inc. *	632,247
		1,796,787
Consumer Services - 4.48%
23,400	H&R Block, Inc.	633,204

Diversified Financials - 12.10%
6,400	Cboe Global Markets, Inc.	645,120
18,200	Franklin Resources, Inc.	577,668
15,600	Legg Mason, Inc.	486,720
		1,709,508
Food, Beverage & Tobacco - 4.17%
5,700	The JM Smucker Co.	589,266

Health Care Equipment & Services - 2.46%
2,670	Universal Health Services, Inc. Class B	347,527

Insurance - 4.31%
16,500	Unum Group	608,520

Oil & Gas Equipment Services - 8.73%
23,000	Baker Hughes, a GE Co.	758,310
7,525	Schlumberger Ltd.	475,279
		1,233,589
Oil & Gas Exploration & Production - 2.78%
2,100	Cimarex Energy Co.	177,408
7,900	Newfield Exploration Co. *	215,512
		392,920
Pharmaceuticals, Biotechnology & Life Science - 4.82%
9,200	Incyte Corp. *	679,972

Retail - 2.33%
430	AutoZone, Inc. *	329,758

* Non-Income producing.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE SELECT VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares		Fair Value

Semiconductors & Semiconductor Equipment - 4.34%
2,800	Broadcom, Inc.	$ 613,284

TOTAL FOR COMMON STOCKS (Cost $10,648,998) - 78.24%		11,052,870

REAL ESTATE INVESTMENT TRUST - 4.39%
9,300	Welltower, Inc.	620,403

TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $603,338) - 4.39%		620,403

MONEY MARKET FUND - 17.32%
2,446,090	Federated Government Obligations Fund - Institutional Class, 1.83% **	2,446,090

TOTAL FOR MONEY MARKET FUND (Cost $2,446,090) - 17.32%		2,446,090

TOTAL INVESTMENTS (Cost $13,698,426) - 99.95%		14,119,363

OTHER ASSETS LESS LIABILITIES - 0.05%		6,523

NET ASSETS - 100.00%		$14,125,886

** 7-day yield as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE VALUE FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2018

Shares		Fair Value

COMMON STOCKS - 93.30%

Automobiles & Components - 1.43%
12,000	Cooper Tire & Rubber Co.	$ 346,200

Capital Goods - 16.29%
15,000	Briggs & Stratton Corp.	302,400
5,000	Eaton Corp. PLC	415,700
110,000	Fastenal Co.	641,960
75,370	Ferguson PLC ADR	605,598
30,000	Schneider Electric SE ADR	486,600
11,000	Textron, Inc.	759,330
20,000	Trinity Industries, Inc.	716,800
400	Triumph Group, Inc.	8,320
		3,936,708
Chemicals - 9.84%
20,000	CF Industries Holdings, Inc.	1,039,000
7,900	Eastman Chemical Co.	766,537
18,800	Huntsman Corp.	573,212
		2,378,749
Consumer Durables & Apparel - 5.29%
12,500	Tapestry, Inc.	633,625
7,000	VF Corp.	644,910
		1,278,535
Containers & Packages - 2.20%
10,400	International Paper Co.	531,856

Diversified Financials - 1.86%
4,813	Macquarie Group, Ltd. ADR	449,149

Food, Beverage & Tobacco - 1.50%
18,000	Flowers Foods, Inc.	362,700

Health Care Equipment & Services - 4.87%
6,100	CVS Health Corp.	458,964
22,680	MDC Holdings, Inc.	718,956
		1,177,920
Integrated Oil & Gas - 1.95%
7,500	Total SA ADR	470,550

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

MONTEAGLE VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares		Fair Value

Metals & Mining - 5.15%
23,000	Commercial Metals Co.	$ 496,800
9,000	Newmont Mining Corp.	279,270
7,500	Nucor Corp.	468,750
		1,244,820
Oil & Gas Equipment Services - 1.57%
6,000	Schlumberger Ltd.	378,960

Oil & Gas Exploration & Production - 1.07%
12,000	Marathon Oil Corp.	258,120

Oil & Gas Refining & Marketing - 8.63%
11,800	HollyFrontier Corp.	879,336
6,500	Phillips 66	770,315
3,700	Valero Energy Corp.	436,156
		2,085,807
Paper & Forest Products - 2.19%
13,000	Schweitzer-Mauduit International, Inc.	528,970

Pharmaceuticals, Biotechnology & Life Science - 7.55%
15,000	AstraZeneca Plc. ADR	575,100
9,147	Merck & Co., Inc.	627,393
15,000	Pfizer, Inc.	622,800
		1,825,293
Semiconductors & Semiconductor Equipment - 9.34%
17,000	Intel Corp.	823,310
33,750	Kulicke & Soffa Industries, Inc.	870,412
8,200	Qualcomm, Inc.	563,422
		2,257,144
Software & Services - 1.76%
2,900	International Business Machines Corp.	424,792

Technology Hardware & Equipment - 1.86%
8,400	Seagate Technology PLC	449,736

Telecommunication Services - 5.34%
20,000	AT&T, Inc.	638,800
12,000	Verizon Communications, Inc.	652,440
		1,291,240
Transportation - 2.16%
6,800	Ryder System, Inc.	522,512

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

MONTEAGLE VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares		Fair Value

Telecommunications - 1.45%
8,000	The Southern Co.	$ 350,240

TOTAL FOR COMMON STOCKS (Cost $15,183,999) - 93.30%		22,550,001

REAL ESTATE INVESTMENT TRUST - 2.46%
17,100	Rayonier, Inc.	595,593

TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $430,816) - 2.46%		595,593

MONEY MARKET FUND - 4.10%
991,055	Federated Government Obligations Fund - Institutional Class, 1.83% **	991,055

TOTAL FOR MONEY MARKET FUND (Cost $991,055) - 4.10%		991,055

TOTAL INVESTMENTS (Cost $16,605,871) - 99.86%		24,136,649

OTHER ASSETS LESS LIABILITIES - 0.14%		34,524

NET ASSETS - 100.00%		$24,171,173

** 7-day yield as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2018

Shares		Fair Value

COMMON STOCKS - 99.12%

Banks - 5.64%
2,639	Cadence Bancorp.	$ 74,552
787	Comerica, Inc.	76,717
799	Cullen/Frost Bankers, Inc.	88,601
1,607	First Financial Bankshares, Inc.	97,063
3,697	Green Bancorp., Inc.	88,728
1,015	Independent Bank Group, Inc.	70,289
1,680	LegacyTexas Financial Group, Inc.	77,733
760	Texas Capital Bancshares, Inc. *	67,564
1,974	Veritex Holdings, Inc. *	60,444
		701,691
Capital Goods - 10.82%
628	Alamo Group, Inc.	59,848
3,175	Builders Firstsource, Inc. *	49,594
1,470	CSW Industrials, Inc. *	82,320
3,930	Comfort Systems USA, Inc.	225,582
7	DXP Enterprises, Inc. *	321
1,200	Encore Wire Corp.	60,300
1,172	Fluor Corp.	67,285
2,027	Jacobs Engineering Group, Inc.	147,343
329	Lennox International, Inc.	73,304
3,864	NCI Building Systems, Inc. *	65,302
6,112	Now, Inc. *	105,065
2,673	Primoris Services Corp.	66,985
8,620	Quanex Building Products Corp.	141,368
1,885	Quanta Services, Inc. *	65,202
3,189	Rush Enterprises, Inc. Class A	136,999
6	Trinity Industries, Inc.	215
		1,347,033
Chemicals - 4.24%
907	Celanese Corp.	105,965
5,829	Flotek Industries, Inc. *	14,514
2,746	Huntsman Corp.	83,726
1,506	KMG Chemicals, Inc.	116,685
6,543	Kronos Worldwide, Inc.	131,711
798	Westlake Chemical Co.	75,467
		528,068

* Non-Income producing.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares		Fair Value

Commercial & Professional Services - 3.80%
1,060	Copart, Inc. *	$ 68,169
4,370	Ennis, Inc.	95,266
1,148	Insperity, Inc.	137,588
13,377	NL Industries, Inc. *	105,678
723	Waste Management, Inc.	65,721
		472,422
Construction & Engineering - 0.59%
3,505	KBR, Inc.	73,535

Construction Materials - 1.39%
1,294	Eagle Materials, Inc.	119,475
1,110	US Concrete, Inc. *	53,502
		172,977
Consumer Durables & Apparel - 3.07%
1,426	Dr. Horton, Inc.	63,471
4,293	Fossil Group, Inc. *	97,322
4,826	Green Brick Partners, Inc. *	50,432
2,968	LGI Homes, Inc. *	170,957
		382,182
Consumer Finance - 0.46%
700	FirstCash, Inc.	56,910

Consumer Services - 5.61%
973	Brinker International, Inc.	43,084
16	Biglari Holdings, Inc. Class A *	15,330
162	Biglari Holdings, Inc. Class B *	32,003
9,860	Cambium Learning Group, Inc. *	131,927
3,800	Chuy's Holdings, Inc. *	110,010
1,503	Dave & Busters Entertainment, Inc. *	87,430
3,690	Fiesta Restaurant Group, Inc. *	106,087
2,549	Six Flags Entertainment Corp.	172,185
		698,056
Diversified Financials - 2.50%
223	Texas Pacific Land Trust	186,118
3,840	TPG Specialty Lending, Inc.	76,992
829	Westwood Holdings Group, Inc.	47,692
		310,802
Food & Staples Retailing - 1.76%
2,922	Sysco Corp.	218,624

* Non-Income producing.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares		Fair Value

Food, Beverage & Tobacco - 1.96%
4,741	Darling Ingredients, Inc. *	$ 93,777
3,970	Farmer Brothers Co. *	115,130
1,552	Keurig Dr. Pepper, Inc.	35,386
		244,293
Health Care Equipment & Services - 2.62%
3,278	Adeptus Health, Inc. Class A * (a)	33
2,046	Integer Holdings Corp. *	163,475
2,595	Tenet Healthcare Corp. *	87,503
605	US Physical Therapy, Inc.	75,776
		326,787
Household & Personal Products - 0.82%
885	Kimberly Clark Corp.	102,253

Insurance - 3.05%
588	American National Insurance Co.	75,464
486	National Western Life Group, Inc. Class A	158,412
1,649	Stewart Information Services Corp.	73,842
813	Torchmark Corp.	71,479
		379,197
Integrated Oil & Gas - 1.50%
1,273	Exxon Mobil Corp.	102,056
1,055	Occidental Petroleum Corp.	84,263
		186,319
Media - 2.68%
3,324	Cinemark Holdings, Inc.	124,052
2,558	Nexstar Media Group, Inc. Class A	209,756
		333,808
Metals & Mining - 0.64%
3,676	Commercial Metals Co.	79,402

Oil & Gas Drilling - 0.97%
2,955	Diamond Offshore Drilling, Inc. *	51,476
4,032	Patterson-UTI Energy, Inc.	69,068
		120,544
Oil & Gas Equipment Services - 4.14%
4,288	Bristow Group, Inc. *	46,996
771	Halliburton Co.	30,755
5,238	Helix Energy Solutions Group, Inc. *	49,028
5,635	Keane Group, Inc. *	69,198
2,000	McDermott International, Inc. *	38,680

* Non-Income producing.

(a) At August 31, 2018, this security is fair valued.  Please refer to the Notes for more detail.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares		Fair Value

Oil & Gas Equipment Services - (Continued)
5,438	NCS Multistage Holdings, Inc. *	$ 88,476
4,261	Newpark Resources, Inc. *	44,740
1,306	Nine Energy Service, Inc. *	39,154
1,322	Oil States International, Inc. *	44,750
2,271	ProPetro Holding Corp. *	34,565
1,654	Solaris Oilfield Infrastructure, Inc. *	28,482
		514,824
Oil & Gas Exploration & Production - 6.40%
1,086	Apache Corp.	47,599
2,126	Cabot Oil & Gas Corp.	50,663
1,725	Carrizo Oil & Gas, Inc. *	41,779
325	Concho Resources, Inc. *	44,574
1,292	ConocoPhillips	94,872
169	Diamondback Energy, Inc.	20,462
731	EOG Resources, Inc.	86,426
2,378	Earthstone Energy, Inc. Class A *	19,928
6,384	Kosmos Energy Ltd. *	57,711
5,596	Oasis Petroleum, Inc. *	75,322
117	Pioneer Natural Resources Co.	20,440
1,263	Sabine Royalty Trust	55,383
11,400	Southwestern Energy Co. *	64,068
11,273	W&T Offshore, Inc. *	76,318
1,874	WildHorse Resource Development, Inc. *	40,741
		796,286
Oil & Gas Refining & Marketing - 3.80%
699	Andeavor	106,800
1,770	HollyFrontier Corp.	131,900
5,078	Par Pacific Holdings, Inc. *	103,134
1,116	Valero Energy Corp.	131,554
		473,388
Oil & Gas Storage & Transportation - 1.90%
1,204	Cheniere Energy, Inc. *	80,584
4,200	EnLink Midstream, LLC	68,460
4,940	Kinder Morgan, Inc.	87,438
		236,482
Pharmaceuticals, Biotechnology & Life Science - 1.76%
4,728	Lexicon Pharmaceuticals, Inc. *	54,703
5,820	Luminex Corp.	164,182
		218,885
Real Estate Management & Development - 0.66%
1,800	HFF, Inc. Class A	81,738

* Non-Income producing.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares		Fair Value

Retailing - 6.24%
1,100	At Home Group, Inc. *	$ 37,851
1,660	Carvana Co. (*)(***)	107,468
1,645	Conn's, Inc. *	67,445
12,893	GameStop Corp. Class A ***	171,090
2,478	Group 1 Automotive, Inc.	191,029
8,144	Michaels Cos., Inc. *	138,367
4,135	Sally Beauty Holding, Inc. *	63,679
		776,929
Semiconductors & Semiconductor Equipment - 5.03%
3,355	Cirrus Logic, Inc. *	147,452
4,202	Diodes, Inc. *	159,340
1,215	Silicon Laboratories, Inc. *	119,070
1,782	Texas Instruments, Inc.	200,297
		626,159
Software & Services - 8.32%
235	Alliance Data Systems Corp.	56,066
4,508	Blucora, Inc. *	163,190
2,699	Cardtronics PLC *	94,708
2,795	Match Group, Inc. *	139,890
1,944	Realpage, Inc. *	121,306
7,761	Sabre Corp.	202,640
589	Tyler Technologies, Inc. *	145,454
3,000	Upland Software, Inc. *	111,660
		1,034,914
Technology Hardware & Equipment - 3.71%
4,465	Applied Optoelectronics, Inc. *	184,672
6,400	Benchmark Electronics, Inc.	165,440
2,338	National Instruments Corp.	111,639
		461,751
Telecommunication Services - 0.56%
2,200	AT&T, Inc.	70,268

Transportation - 1.71%
6,721	Daseke, Inc. *	60,422
911	Kirby Corp. *	79,530
1,181	Southwest Airlines Co.	72,395
		212,347
Utilities - 0.77%
3,460	CenterPoint Energy, Inc.	96,153

TOTAL FOR COMMON STOCKS (Cost $11,055,162) - 99.12%		12,335,027

* Non-Income producing.

*** All or a portion of this security is on loan as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares		Fair Value

MONEY MARKET FUND - 2.08%
258,778	Federated Government Obligations Fund - Institutional Class, 1.83% **	$ 258,778

TOTAL FOR MONEY MARKET FUND (Cost $258,778) - 2.08%		258,778

TOTAL INVESTMENTS (Cost $11,313,940) - 101.20%		12,593,805

LIABILITIES LESS OTHER ASSETS - (1.20)%		(149,077)

NET ASSETS - 100.00%		$12,444,728

** 7-day yield as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FUNDS

STATEMENT OF ASSETS & LIABILITIES

AUGUST 31, 2018

Assets:	Monteagle Fixed Income Fund	Monteagle Informed Investor Growth Fund	Monteagle Quality Growth Fund	Monteagle Select Value Fund	Monteagle Value Fund	The Texas Fund
Investment Securities
At Cost	$46,847,478	$ 10,881,791	$22,047,659	$13,698,426	$16,605,871	$11,313,940

At Fair Value, including value of securities loaned $0, $0, $0, $0, $0, and $133,422, respectively (see Note 2)	$45,953,898	$12,324,906	$30,288,552	$14,119,363	$24,136,649	$12,593,805

Cash	200	200	1,807	200	200	200
Receivables:
Dividends and Interest	280,107	9,129	33,752	21,069	59,197	11,978
Portfolio Securities Sold	-	53,457	-	-	-	-
Shareholder Subscriptions	-	-	1,250	-	100	-
Prepaid Expenses	1,011	574	744	576	969	677
Total Assets	46,235,216	12,388,266	30,326,105	14,141,208	24,197,115	12,606,660

Liabilities:
Collateral for Securities on Loan	-	13	11	109	70	134,757
Payables:
Due to Adviser	36,570	11,727	29,510	13,866	24,113	14,570
Chief Compliance Officer Fees	2,601	950	1,600	1,000	1,450	954
Trustee Fees	333	333	333	347	309	340
Portfolio Securities Purchased	995,825	-	-	-	-	-
Shareholder Redemptions	-	-	-	-	-	11,311
Distributions Payable	2,140	-	-	-	-	-
Total Liabilities	1,037,469	13,023	31,454	15,322	25,942	161,932
Net Assets	$45,197,747	$ 12,375,243	$30,294,651	$14,125,886	$24,171,173	$12,444,728

Net Assets Consist of:
Paid In Capital	$46,256,731	$ 9,809,739	$18,592,593	$12,499,140	$17,416,796	$10,967,990
Accumulated Undistributed Net Investment Income (Loss)	3,520	-	-	9,549	30,551	2,710
Accumulated Undistributed Realized Gain (Loss) on Investments	(168,924)	1,122,389	3,461,165	1,196,260	(806,953)	194,162
Unrealized Appreciation (Depreciation) in Value of Investments	(893,580)	1,443,115	8,240,893	420,937	7,530,779	1,279,866
Net Assets	$45,197,747	$ 12,375,243	$30,294,651	$14,125,886	$24,171,173	$12,444,728

Class I Shares
Net Assets	$45,197,747	$ 12,375,243	$30,294,651	$14,125,886	$24,171,173	$12,444,728
Shares of beneficial interest outstanding (1)	4,459,745	1,010,349	1,923,346	1,034,466	1,420,298	1,040,035
Net asset value, offering and redemption price per share	$ 10.13	$ 12.25	$ 15.75	$ 13.66	$ 17.02	$ 11.97

(1) Unlimited number of shares of beneficial interest with no par value, authorized.
The accompanying notes are an integral part of these financial statements.

MONTEAGLE FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2018

	Monteagle Fixed Income Fund	Monteagle Informed Investor Growth Fund	Monteagle Quality Growth Fund	Monteagle Select Value Fund	Monteagle Value Fund	The Texas Fund
Investment Income:
Dividends (net of $0, $0, $0, $0, $8,686, and $674 of foreign tax withheld)	$ -	$ 83,604	$ 403,291	$ 247,769	$ 616,453	$ 192,431
Interest	1,097,860	42,860	12,562	21,081	9,719	1,294
Securities Lending	-	-	-	-	-	8,848
Total Investment Income	1,097,860	126,464	415,853	268,850	626,172	202,573

Expenses:
Advisory Fees	448,581	142,815	333,104	158,673	274,252	163,171
Chief Compliance Officer Fees	29,605	11,596	19,880	12,311	17,278	11,308
Trustee Fees	7,318	7,317	7,313	7,333	7,666	7,297
Legal Fees	3,127	-	-	-	3,474	-
ICI Membership Fees	-	931	1,678	926	1,430	535
Total Expenses	488,631	162,659	361,975	179,243	304,100	182,311

Net Investment Income (Loss)	609,229	(36,195)	53,878	89,607	322,072	20,262

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS:
Net Realized Gain (Loss) from Investments	(7,033)	1,226,893	3,486,626	1,389,268	23,417	1,372,920
Net Realized Loss from Options	-	-	-	-	-	(105,024)
Net Change in Unrealized Appreciation on Options	-	-	-	-	-	15,945
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,371,567)	655,433	1,209,857	227,010	4,036,422	1,411,214

Net Realized and Unrealized Gain (Loss) on Investments	(1,378,600)	1,882,326	4,696,483	1,616,278	4,059,839	2,695,055

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (769,371)	$ 1,846,131	$ 4,750,361	$ 1,705,885	$ 4,381,911	$2,715,317

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2018	8/31/2017
Decrease in Net Assets From Operations:
Net Investment Income	$ 609,229	$ 558,030
Net Realized Loss on Investment Transactions	(7,033)	(523)
Net Change in Unrealized Depreciation on Investments	(1,371,567)	(741,288)
Net Decrease in Net Assets Resulting from Operations	(769,371)	(183,781)

Distributions to Shareholders from:
Net Investment Income:
Class I	(664,507)	(634,433)
Net Change in Net Assets from Distributions	(664,507)	(634,433)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class I	602,208	2,931,642
Shares Issued on Reinvestment of Dividends
Class I	633,773	604,423
Cost of Shares Redeemed:
Class I	(4,539,014)	(5,020,220)
Net Decrease from Shareholder Activity	(3,303,033)	(1,484,155)

Net Assets:
Net Decrease in Net Assets	(4,736,911)	(2,302,369)
Beginning of Year	49,934,658	52,237,027
End of Year (Including Accumulated Undistributed Net
Investment Income of $3,520 and $3,024, respectively)	$45,197,747	$49,934,658

The accompanying notes are an integral part of these financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2018	8/31/2017
Increase in Net Assets From Operations:
Net Investment Loss	$ (36,195)	$ (64,785)
Net Realized Gain on Investment Transactions	1,226,893	911,687
Net Change in Unrealized Appreciation on Investments	655,433	334,398
Net Increase in Net Assets Resulting from Operations	1,846,131	1,181,300

Distributions to Shareholders from:
Realized Gains:
Class I	(831,788)	(482,610)
Net Change in Net Assets from Distributions	(831,788)	(482,610)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class I	33,812	90,169
Shares Issued on Reinvestment of Dividends
Class I	31,082	24,367
Cost of Shares Redeemed:
Class I	(479,936)	(578,506)
Net Decrease from Shareholder Activity	(415,042)	(463,970)

Net Assets:
Net Increase in Net Assets	599,301	234,720
Beginning of Year	11,775,942	11,541,222
End of Year (Including Accumulated Net Investment
Income (Loss) of $0 and $(54,396), respectively)	$ 12,375,243	$ 11,775,942

The accompanying notes are an integral part of these financial statements.

MONTEAGLE QUALITY GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2018	8/31/2017
Increase in Net Assets From Operations:
Net Investment Income	$ 53,878	$ 85,329
Net Realized Gain on Investment Transactions	3,486,626	2,094,683
Net Change in Unrealized Appreciation on Investments	1,209,857	1,844,947
Net Increase in Net Assets Resulting from Operations	4,750,361	4,024,959

Distributions to Shareholders from:
Net Investment Income:
Class I	(89,880)	(91,724)
Realized Gains:
Class I	(2,099,962)	(1,664,115)
Net Change in Net Assets from Distributions	(2,189,842)	(1,755,839)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class I	560,969	120,027
Shares Issued on Reinvestment of Dividends
Class I	151,364	109,834
Cost of Shares Redeemed:
Class I	(57,447)	(200,960)
Net Increase from Shareholder Activity	654,886	28,901

Net Assets:
Net Increase in Net Assets	3,215,405	2,298,021
Beginning of Year	27,079,246	24,781,225
End of Year (Including Accumulated Undistributed Net
Investment Income of $0 and $32,268, respectively)	$ 30,294,651	$27,079,246

The accompanying notes are an integral part of these financial statements.

MONTEAGLE SELECT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2018	8/31/2017
Increase in Net Assets From Operations:
Net Investment Income	$ 89,607	$ 216,371
Net Realized Gain on Investment Transactions	1,389,268	566,224
Net Change in Unrealized Appreciation (Depreciation) on Investments	227,010	308,144
Net Increase in Net Assets Resulting from Operations	1,705,885	1,090,739

Distributions to Shareholders from:
Net Investment Income:
Class I	(234,333)	(63,131)
Realized Gains:
Class I	(497,580)	(255,748)
Net Change in Net Assets from Distributions	(731,913)	(318,879)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class I	1,061,336	1,465,448
Shares Issued on Reinvestment of Dividends
Class I	611,215	276,102
Cost of Shares Redeemed:
Class I	(787,351)	(565,009)
Net Increase from Shareholder Activity	885,200	1,176,541

Net Assets:
Net Increase in Net Assets	1,859,172	1,948,401
Beginning of Year	12,266,714	10,318,313
End of Year (Including Accumulated Undistributed Net
Investment Income of $9,549 and $162,369, respectively)	$ 14,125,886	$ 12,266,714

The accompanying notes are an integral part of these financial statements.

MONTEAGLE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2018	8/31/2017
Increase in Net Assets From Operations:
Net Investment Income	$ 322,072	$ 360,029
Net Realized Gain on Investment Transactions	23,417	223,770
Net Change in Unrealized Appreciation on Investments	4,036,422	462,187
Net Increase in Net Assets Resulting from Operations	4,381,911	1,045,986

Distributions to Shareholders from:
Net Investment Income:
Class I	(346,046)	(345,933)
Realized Gains:
Class I	-	(1,008,633)
Net Change in Net Assets from Distributions	(346,046)	(1,354,566)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class I	43,732	1,195,109
Shares Issued on Reinvestment of Dividends
Class I	2,205	6,184
Cost of Shares Redeemed:
Class I	(478,012)	(137,945)
Net Increase (Decrease) from Shareholder Activity	(432,075)	1,063,348

Net Assets:
Net Increase in Net Assets	3,603,790	754,768
Beginning of Year	20,567,383	19,812,615
End of Year (Including Accumulated Undistributed Net
Investment Income of $30,551 and $54,525, respectively)	$ 24,171,173	$ 20,567,383

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2018	8/31/2017
Increase in Net Assets From Operations:
Net Investment Income (Loss)	$ 20,262	$ (29,433)
Net Realized Gain on Investment and Options Transactions	1,267,896	344,218
Net Change in Unrealized Appreciation on Investments and Options	1,427,159	231,079
Net Increase in Net Assets Resulting from Operations	2,715,317	545,864

Capital Share Transactions:
Proceeds from Sale of Shares:
Class I	454,140	1,922,699
Cost of Shares Redeemed:
Class I	(658,482)	(2,026,502)
Net Decrease from Shareholder Activity	(204,342)	(103,803)

Net Assets:
Net Increase in Net Assets	2,510,975	442,061
Beginning of Year	9,933,753	9,491,692
End of Year (Including Accumulated Net Investment
Income (Loss) of $2,710 and $(17,623), respectively)	$ 12,444,728	$ 9,933,753

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
Class I Shares	8/31/2018	8/31/2017	8/31/2016	8/31/2015	8/31/2014

Net Asset Value, at Beginning of Year	$ 10.44	$ 10.61	$ 10.38	$ 10.44	$ 10.25

Income From Investment Operations:
Net Investment Income	0.13*	0.13*	0.13	0.14	0.14
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.29)	(0.17)	0.23	(0.06)	0.19
Total from Investment Operations	(0.16)	(0.04)	0.36	0.08	0.33

Distributions:
From Net Investment Income	(0.15)	(0.13)	(0.13)	(0.14)	(0.14)
Total from Distributions	(0.15)	(0.13)	(0.13)	(0.14)	(0.14)

Net Asset Value, at End of Year	$ 10.13	$ 10.44	$ 10.61	$ 10.38	$ 10.44

Total Return **	(1.57)%	(0.37)%	3.51%	0.72%	3.23%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 45,198	$49,935	$52,237	$49,851	$42,601
Ratio of Expenses to Average Net Assets	1.05%	1.05%	1.07%	1.05%	1.05%
Ratio of Net Investment Income to Average Net Assets	1.31%	1.10%	1.12%	1.23%	1.32%
Portfolio Turnover	12%	9%	12%	15%	13%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
Class I Shares	8/31/2018	8/31/2017	8/31/2016	8/31/2015	8/31/2014

Net Asset Value, at Beginning of Year	$ 11.26	$ 10.59	$ 10.74	$ 12.90	$ 11.75

Income From Investment Operations:
Net Investment Loss	(0.04)*	(0.06)*	(0.03)	(0.11)	(0.08)
Net Gain on Securities (Realized and Unrealized)	1.83	1.18	0.76	0.02	2.20
Total from Investment Operations	1.79	1.12	0.73	(0.09)	2.12

Distributions:
From Net Realized Gain	(0.80)	(0.45)	(0.88)	(2.07)	(0.97)
Total from Distributions	(0.80)	(0.45)	(0.88)	(2.07)	(0.97)

Net Asset Value, at End of Year	$ 12.25	$ 11.26	$ 10.59	$ 10.74	$ 12.90

Total Return **	16.68%	11.00%	7.11%	0.24%	18.65%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 12,375	$11,776	$11,541	$11,975	$14,262
Ratio of Expenses to Average Net Assets (a)	1.37%	1.39%	1.42%	1.37%	1.35%
Ratio of Net Investment Loss to Average Net Assets (b)	(0.30%)	(0.57%)	(0.25%)	(0.99%)	(0.66%)
Portfolio Turnover	650%	610%	601%	428%	290%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

(a) The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(b) Recognition of net investment income (loss) by the Fund is affected by the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE QUALITY GROWTH FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
Class I Shares	8/31/2018	8/31/2017	8/31/2016	8/31/2015	8/31/2014

Net Asset Value, at Beginning of Year	$ 14.41	$ 13.21	$ 13.16	$ 12.99	$ 10.65

Income From Investment Operations:
Net Investment Income	0.03*	0.05*	0.04	0.05	-***
Net Gain on Securities (Realized and Unrealized)	2.47	2.09	0.90	0.26	2.35
Total from Investment Operations	2.50	2.14	0.94	0.31	2.35

Distributions:
From Net Investment Income	(0.04)	(0.05)	(0.05)	(0.02)	(0.01)
From Net Realized Gain	(1.12)	(0.89)	(0.84)	(0.12)	-
Total from Distributions	(1.16)	(0.94)	(0.89)	(0.14)	(0.01)

Net Asset Value, at End of Year	$ 15.75	$ 14.41	$ 13.21	$ 13.16	$ 12.99

Total Return **	18.13%	17.23%	7.52%	2.43%	22.05%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 30,295	$27,079	$24,781	$24,763	$24,057
Ratio of Expenses to Average Net Assets	1.29%	1.32%	1.34%	1.31%	1.31%
Ratio of Net Investment Income to Average Net Assets	0.19%	0.34%	0.36%	0.36%	0.03%
Portfolio Turnover	67%	31%	34%	25%	27%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

*** The amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE SELECT VALUE FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
Class I Shares	8/31/2018	8/31/2017	8/31/2016	8/31/2015	8/31/2014

Net Asset Value, at Beginning of Year	$ 12.69	$ 11.83	$ 15.86	$ 18.66	$ 15.07

Income From Investment Operations:
Net Investment Income	0.09*	0.23*	0.09	0.15	0.15
Net Gain (Loss) on Securities (Realized and Unrealized)	1.64	0.98	0.22	(0.87)	3.90
Total from Investment Operations	1.73	1.21	0.31	(0.72)	4.05

Distributions:
From Net Investment Income	(0.24)	(0.07)	(0.13)	(0.15)	(0.13)
From Net Realized Gain	(0.52)	(0.28)	(4.21)	(1.93)	(0.33)
Total from Distributions	(0.76)	(0.35)	(4.34)	(2.08)	(0.46)

Net Asset Value, at End of Year	$ 13.66	$ 12.69	$ 11.83	$ 15.86	$ 18.66

Total Return **	13.97%	10.17%	4.75%	(4.10)%	27.29%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$14,126	$ 12,267	$10,318	$13,689	$16,314
Ratio of Expenses to Average Net Assets	1.36%	1.39%	1.43%	1.35%	1.35%
Ratio of Net Investment Income to Average Net Assets	0.68%	1.84%	0.87%	0.87%	0.86%
Portfolio Turnover	173%	127%	25%	62%	29%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE VALUE FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
Class I Shares	8/31/2018	8/31/2017	8/31/2016	8/31/2015	8/31/2014

Net Asset Value, at Beginning of Year	$ 14.21	$ 14.41	$ 13.36	$ 18.60	$ 15.17

Income From Investment Operations:
Net Investment Income	0.23*	0.25*	0.20	0.20	0.22
Net Gain (Loss) on Securities (Realized and Unrealized)	2.82	0.51	1.90	(2.68)	3.40
Total from Investment Operations	3.05	0.76	2.10	(2.48)	3.62

Distributions:
From Net Investment Income	(0.24)	(0.25)	(0.20)	(0.23)	(0.19)
From Net Realized Gain	-	(0.71)	(0.85)	(2.53)	-
Total from Distributions	(0.24)	(0.96)	(1.05)	(2.76)	(0.19)

Net Asset Value, at End of Year	$ 17.02	$ 14.21	$ 14.41	$ 13.36	$ 18.60

Total Return **	21.61%	5.02%	17.05%	(14.33)%	23.94%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 24,171	$20,567	$19,813	$ 18,003	$20,864
Ratio of Expenses to Average Net Assets	1.33%	1.33%	1.37%	1.33%	1.34%
Ratio of Net Investment Income to Average Net Assets	1.41%	1.71%	1.57%	1.26%	1.30%
Portfolio Turnover	6%	30%	40%	15%	37%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

					Period
	Years Ended				Ended (c)
Class I Shares	8/31/2018	8/31/2017	8/31/2016	8/31/2015	8/31/2014

Net Asset Value, at Beginning of Year/Period	$ 9.38	$ 8.88	$ 8.92	$ 10.91	$ 10.00

Income From Investment Operations:
Net Investment Loss	0.02*	(0.03)*	(0.03)	(0.03)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	2.57	0.53	(0.01)	(1.65)	0.94
Total from Investment Operations	2.59	0.50	(0.04)	(1.68)	0.91

Distributions:
From Net Realized Gain	-	-	-	(0.31)	-
Total from Distributions	-	-	-	(0.31)	-

Net Asset Value, at End of Year/Period	$ 11.97	$ 9.38	$ 8.88	$ 8.92	$ 10.91

Total Return **	27.61%	5.63%	(0.45)%	(15.53)%	9.10%(b)

Ratios/Supplemental Data:
Net Assets at End of Year/Period (Thousands)	$ 12,445	$ 9,934	$ 9,492	$ 11,014	$11,995
Ratio of Expenses to Average Net Assets	1.61%	1.66%	1.71%	1.60%	1.64%(a)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.18%	(0.29%)	(0.37)%	(0.33)%	(0.41)%(a)
Portfolio Turnover	44%	40%	48%	59%	38%(b)

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

(a) Annualized

(b) Not annualized

(c) Represents the period from the initial public offering (September 17, 2013) through August 31, 2014.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2018

1. ORGANIZATION

Monteagle Funds (“the Trust”) was organized as a business trust under the laws of the State of Delaware on November 26, 1997 as Memorial Funds. The Trust changed its name to Monteagle Funds in July, 2006.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940. The Trust is authorized by its Declaration of Trust to issue an unlimited number of shares of beneficial interest in each series. The Trust currently consists of the following series (each a “Fund” and collectively the “Funds”):

Monteagle Fixed Income Fund

Monteagle Informed Investor Growth Fund

Monteagle Quality Growth Fund

Monteagle Select Value Fund

Monteagle Value Fund

The Texas Fund

The Monteagle Fixed Income Fund (“Fixed Income Fund”), Monteagle Quality Growth Fund (“Quality Growth Fund”), Monteagle Select Value Fund (“Select Value Fund”), Monteagle Value Fund (“Value Fund”) and The Texas Fund (“Texas Fund”) are each a diversified series of Monteagle Funds. The Monteagle Informed Investor Growth Fund (“Informed Investor Growth Fund”) is a non-diversified series of Monteagle Funds. The principal investment objective of the Fixed Income Fund is total return. The principal investment objective of each of Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund, Value Fund and Texas Fund (collectively the “Equity Funds”) is long-term capital appreciation.

The Funds are authorized to offer one class of shares, Class I shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation — Equity securities, including common stocks and exchange-traded funds, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

(normally 4:00 p.m. Eastern time) on each Fund’s business day. If no sales are reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, are valued using an independent pricing service that considers market observable data such as reported sales of the same or similar securities, broker quotes, yields, bids, offers, and other reference data. These securities are categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely. In the absence of readily available market quotations, or other observable inputs, securities are valued at fair value pursuant to procedures adopted by the Board of Trustees and would be categorized as level 3.

Options contracts that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the average of the last bid and ask price and are categorized within level 2 of the fair value hierarchy. Depending on the product and terms of the transaction, the fair value of options can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of options contracts. Options contracts valued using pricing models are categorized within level 2 of the fair value hierarchy.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities
●	Level 2 – other significant observable inputs
●	Level 3 – significant unobservable inputs

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments at fair value as of August 31, 2018:

Fixed Income Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
U.S. Government Agencies and Obligations	$-	$15,806,814	$15,806,814
Corporate Bonds (b)	-	22,785,721	22,785,721
Mortgage-Backed Securities	-	5,255,772	5,255,772
Money Market Fund	2,105,591	-	2,105,591
Totals	$2,105,591	$43,848,307	$45,953,898

Informed Investor Growth Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$7,343,782	$-	$7,343,782
Money Market Fund	4,981,124	-	4,981,124
Totals	$12,324,906	$-	$12,324,906

Quality Growth Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$29,975,176	$-	$29,975,176
Money Market Fund	313,376	-	313,376
Totals	$30,288,552	$-	$30,288,552

Select Value Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$11,052,870	$-	$11,052,870
Real Estate Investment Trust	620,403	-	620,403
Money Market Fund	2,446,090	-	2,446,090
Totals	$14,119,363	$-	$14,119,363

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

Value Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$22,550,001	$-	$22,550,001
Real Estate Investment Trust	595,593	-	595,593
Money Market Fund	991,055	-	991,055
Totals	$24,136,649	$-	$24,136,649

Texas Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$12,335,027	$-	$12,335,027
Money Market Fund	258,778	-	258,778
Totals	$12,593,805	$-	$12,593,805

(a)

As of and during the year ended August 31, 2018, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	For a detailed break-out of securities by major industry classification, please refer to the Schedules of Investments.

It is the Funds’ policy to recognize transfers between Levels at the end of the reporting period. There were no transfers into and out of any Level during the year ended August 31, 2018.

Options transactions — The Texas Fund (the “Fund”) may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a “standby commitment”) gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security, index or currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a “reverse standby commitment”) gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security, index or currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying security, index or currency. The Fund may buy or sell both exchange-traded and over-the-counter (“OTC”) options. The Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser or Sub-adviser believes that a liquid secondary market for the option exists. When the Fund purchases an OTC option, it relies on the dealer from whom it has purchased the OTC option to make or take delivery of the

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

security, index or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Fund.

Upon selling an option, the Fund receives a premium from the purchaser of the option. Upon purchasing an option, the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

The Fund may purchase call options on debt securities that the Fund’s Adviser or Sub-adviser intends to include in the Fund’s portfolio in order to fix the cost of a future purchase. Call options may also be purchased to participate in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. If the price of the underlying security declines, this strategy would serve to limit the potential loss to the Fund to the option premium paid. Conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. The Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Adviser or Sub-adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

The Fund may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities, which are being hedged. Index options are settled exclusively in cash. See Note 10 for additional risks associated with options transactions.

All options purchased by the Texas Fund during the year were equity securities including exchange traded funds. The derivatives are not accounted for as hedging instruments under GAAP.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

At August 31, 2018, the Texas Fund had no option outstanding.

The effect of derivative instruments on the Statements of Operations during the year ended August 31, 2018 were as follows:

Fund	Derivatives not accounted for as hedging instruments under GAAP	Location of gain (loss) on Derivatives recognized in income	Realized and unrealized gain (loss) on Derivatives recognized in income
Texas Fund	Call and put options purchased	Net realized loss from call and put options purchased	$(105,024)
Texas Fund	Put options purchased	Net Change in Unrealized Appreciation on Investments	$15,945

For the year ended August 31, 2018, the Texas Fund purchased 300 call option contracts and 300 put option contracts.  For the year ended August 31, 2018 the Texas Fund wrote no option contracts. The number of purchased contracts is representative of the volume of activity for these derivative types during the period.

Security Loans — The Funds have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the prior day’s fair value of loaned securities. The cash collateral is invested in short-term instruments as noted in the Funds’ Schedules of Investments. The remaining contractual maturity of all securities lending transactions are overnight and continuous. Securities lending income is disclosed in the Funds’ Statements of Operations. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Funds are indemnified for losses incurred due to a borrower’s failure to comply with the terms of the securities lending agreement.

Should the borrower of the securities fail financially, the Funds have the right to repurchase the securities using the collateral in the open market. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of the cash collateral received.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

The following table presents financial instruments that are subject to enforceable netting arrangements as of August 31, 2018:

 Assets:

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Pledged	Cash Collateral Pledged	Net Amount
Texas Fund	Securities Loaned	$133,422	-	$133,422	-	$133,422	-

The Fixed Income Fund, Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund, and Value Fund, did not have any securities loaned at August 31, 2018.

Security Transactions — Security transactions are accounted for on trade date and realized gains and losses on investments sold are determined on a specific identification basis.

Interest and Dividend Income — Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions to Shareholders — Distributions of net investment income to shareholders are declared daily and paid monthly by the Fixed Income Fund. Net investment income distributions, if any, for Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund, Value Fund and Texas Fund are declared and paid quarterly at the discretion of each Fund’s adviser. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

The tax character of distributions paid during the year ended August 31, 2018, and for the year ended August 31, 2017 were as follows:

Fund	Ordinary Income		Long-Term Capital Gain
	2018	2017	2018	2017
Fixed Income Fund	$664,507	$634,433	$-	$-
Informed Investor Growth Fund	769,553	282,468	62,235	200,142
Quality Growth Fund	116,576	151,502	2,073,266	1,604,337
Select Value Fund	731,913	122,231	-	196,648
Value Fund	346,046	345,933	-	1,008,633
Texas Fund	-	-	-	-

Estimates — These financial statements are prepared in accordance with GAAP, which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Common Expenses — Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund. Other allocations may also be approved from time to time by the Trustees.

 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

Nashville Capital Corporation (“Nashville Capital” or the “Adviser”) serves as the investment adviser to the Funds. Subject to the general oversight of the Board of Trustees, the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their investment objectives, reviewing the investment strategies and policies of the Funds and advising the Board of Trustees on the selection of sub-advisers. Each Fund is authorized to pay the Adviser a fee based on average daily net assets at the following annual rates:

Assets	Fixed Income Fund	Informed Investor Growth Fund	Quality Growth Fund	Select Value Fund	Value Fund	Texas Fund
Up to and including $10 million	0.965%	1.200%	1.200%	1.200%	1.200%	1.450%
From $10 million up to and including $25 million	0.965%	1.200%	1.200%	1.200%	1.200%	1.350%
From $25 up to and including $50 million	0.965%	1.115%	1.115%	1.115%	1.115%	1.250%
From $50 up to and including $100 million	0.845%	0.975%	0.975%	0.975%	0.975%	1.100%
Over $100 million	0.775%	0.875%	0.875%	0.875%	0.875%	0.950%

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

 Under the terms of the Funds’ advisory agreement, the Adviser oversees the management of each Fund’s investments and pays all of the operating expenses of each Fund except: (i) costs of membership in trade associations; (ii) any expenses recouped by the Adviser; (iii) SEC registration fees and related expenses; (iv) any non-interested Trustee fees; (v) costs of travel for non-interested Trustees; (vi) costs associated with seminars, conventions or trade education for non-interested Trustees; (vii) 50% of the compensation amount approved by Trustees specifically for the Chief Compliance Officer’s services for the Trust attributable to the Funds managed by the Adviser; and (viii) any extraordinary Trust expenses, including legal expenses relating to lawsuits.

For the year ended August 31, 2018, the amounts earned by and payable to the Adviser were as follows:

	Advisory Fees Earned	Advisory Fees Payable as of August 31, 2018
Fixed Income Fund	$448,581	$36,570
Informed Investor Growth Fund	142,815	11,727
Quality Growth Fund	333,104	29,510
Select Value Fund	158,673	13,866
Value Fund	274,252	24,113
Texas Fund	163,171	14,570

An officer of Nashville Capital is also an officer of the Trust.

Fixed Income Fund — Nashville Capital has retained Howe & Rusling Inc. (“H&R”) to serve as the sub-adviser to Fixed Income Fund. Nashville Capital has agreed to pay H&R an annual advisory fee of 0.30% of average daily net assets up to $25 million, 0.25% of such assets from $25 million up to $50 million, and 0.20% of such assets over $50 million.

Informed Investor Growth Fund — Nashville Capital has retained T.H. Fitzgerald & Co. (“T.H. Fitzgerald”) to serve as the sub-adviser to Informed Investor Growth Fund. Nashville Capital has agreed to pay T.H. Fitzgerald an annual advisory fee of 0.50% of average daily net assets up to $25 million, 0.60% of such assets from $25 million up to $50 million, 0.50% of such assets from $50 million up to $100 million, and 0.40% of such assets over $100 million.

Quality Growth Fund — Nashville Capital has retained Garcia Hamilton & Associates (“GHA”) to serve as the sub-adviser to Quality Growth Fund. Nashville Capital has agreed to pay GHA an annual advisory fee of 0.30% of average daily net assets from September 1, 2016 through August 31, 2017.  As of September 1, 2017, H&R will serve as the sub-adviser to the Quality Growth Fund, and as of September 1, 2017, GHA will no longer serve as the sub-adviser to the Quality Growth Fund.

Select Value Fund — Nashville Capital has retained Parkway Advisors, L.P. (“Parkway”) to serve as the sub-adviser to Select Value Fund. Nashville Capital has agreed to pay Parkway an annual advisory fee of 0.50% of average daily net assets.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

Value Fund — Nashville Capital has retained Robinson Investment Group, Inc. (“Robinson”) to serve as the sub-adviser to Value Fund. Nashville Capital has agreed to pay Robinson an annual advisory fee of 0.50% of average daily net assets up to $25 million, 0.45% of such assets from $25 million up to $50 million, 0.35% of such assets from $50 million up to $100 million, and 0.30% of such assets over $100 million.

Texas Fund — Nashville Capital has retained J. Team Financial, Inc. d/b/a Team Financial Strategies (“Team”), to serve as the sub-adviser to Texas Fund. Nashville Capital has agreed to pay Team an annual advisory fee of 0.25% of average daily net assets up to $10 million and 0.60% of such assets over $10 million.

Investment Company Services Agreement

Mutual Shareholder Services, LLC (“MSS”) provides fund accounting and transfer agency services to each Fund. Pursuant to services agreements, the Adviser will pay MSS customary fees for its services from the advisory fee it receives from the Funds. MSS will also provide certain shareholder report production, and EDGAR conversion and filing services. Officers of MSS are also officers of the Trust.

Distribution Agreement

Arbor Court Capital serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser but is an affiliate of MSS. Pursuant to the agreement, the Adviser will pay Arbor Court Capital customary fees for its services from the advisory fee it receives from the Funds.

Compliance Services

An affiliated Contractor (the “Contractor”) serves as the CCO of the Trust. The Funds pay $99,000 annually to the Contractor for providing CCO services. Each Fund pays $5,000 with the remaining $69,000 allocated to the Funds based on aggregate average daily net assets.

4. SECURITIES TRANSACTIONS

During the year ended August 31, 2018, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

Fund	Purchases	Sales
Fixed Income Fund	$3,990,163	$5,232,813
Informed Investor Growth Fund	52,493,466	53,382,280
Quality Growth Fund	19,096,944	18,099,993
Select Value Fund	20,416,668	21,936,768
Value Fund	2,401,655	1,388,462
Texas Fund	7,820,010	7,911,099

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

The cost of purchases and proceeds from sales of U.S. government securities by the Fixed Income Fund were $1,506,400 and $1,748,985, respectively. There were no purchases or sales of U.S. government securities made by the Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund, Value Fund or Texas Fund.

5. TAX MATTERS

It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The Funds’ tax basis distributable earnings are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at August 31, 2018, the Funds’ most recent fiscal year end, was as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gains	Capital Loss Carryforward	Post-December Ordinary Loss	Post- October Capital Loss	Total Distributable Earnings
Fixed Income Fund	$(893,580)	$3,520	$-	$(168,924)	$-	$-	$(1,058,984)
Informed Investor Growth Fund	1,443,115	866,554	255,835	-	-	-	2,565,504
Quality Growth Fund	8,236,516	559,655	2,905,886	-	-	-	11,702,057
Select Value Fund	420,937	1,205,809	-	-	-	-	1,626,746
Value Fund	7,544,473	16,857	-	(806,953)	-	-	6,754,377
Texas Fund	1,275,067	2,710	198,961	-	-	-	1,476,738

The undistributed ordinary income, capital gains, carryforward losses and post-October losses shown above differ from corresponding accumulated net investment income (loss) and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, reclassifications of paydown losses, payment of excise tax, net operating loss, REIT reclassifications, expiration of capital loss carryforwards, and certain temporary book/tax differences due to the tax deferral of losses on wash sales and return of capital reclassifications.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. The Funds’ carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of August 31, 2018, the Funds’ most recent fiscal year end, the Funds elected to defer net capital losses and ordinary losses as indicated in the chart below.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

	Post-October Losses		Post-December Losses
Fund	Deferred	Utilized	Deferred	Utilized
Fixed Income Fund	$-	$-	$-	$-
Informed Investor Growth Fund	-	-	-	-
Quality Growth Fund	-	-	-	-
Select Value Fund	-	-	-	-
Value Fund	-	-	-	-
Texas Fund	-	-	-	-

As of August 31, 2018, the following Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Fund	Non-Expiring Long-Term	Non-Expiring Short-Term	Total	Utilized
Fixed Income Fund	$128,120	$40,804	$168,924	$-
Informed Investor Growth Fund	-	-	-	-
Quality Growth Fund	-	-	-	-
Select Value Fund	-	-	-	-
Value Fund	467,535	339,418	806,953	-
Texas Fund	-	-	-	1,050,609

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be utilized before pre-enactment net capital losses. There were no post-enactment capital losses incurred by the Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund or Texas Fund during the year ended August 31, 2018.

For the year ended August 31, 2018 the Fixed Income Fund had capital loss carryforwards of $22,521 expire.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

The following information is based upon the federal income tax cost of the investment securities as of August 31, 2018:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Fixed Income Fund	$46,847,478	$113,777	$(1,007,357)	$(893,580)
Informed Investor Growth Fund	10,881,791	1,443,115	(-)	1,443,115
Quality Growth Fund	22,052,036	8,610,943	(374,427)	8,236,516
Select Value Fund	13,698,426	572,035	(151,098)	420,937
Value Fund	16,592,177	7,688,356	(143,883)	7,544,473
Texas Fund	11,318,738	2,432,530	(1,157,463)	1,275,067

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Quality Growth Fund, Value Fund and Texas Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales and return of capital reclassifications.

Fund	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Losses from Security Transactions
Fixed Income Fund	$ (22,521)	$ 55,774	$ (33,253)
Informed Investor Growth Fund	-	90,591	(90,591)
Quality Growth Fund	-	3,734	(3,734)
Select Value Fund	-	(8,094)	8,094
Value Fund	-	-	-
The Texas Fund	(71)	71	-

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in all open tax years and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations as incurred. During the year ended August 31, 2018, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. Federal tax authorities for tax years before 2015.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2018, the shareholders listed in the table immediately below held, for the benefit of their customers, the following percentages of the outstanding shares of each Fund.

Fund	Shareholder	Percent Owned as of August 31, 2018
Fixed Income Fund	Mitra & Co.	96%
Informed Investor Growth Fund	Maril & Co.	98%
Quality Growth Fund	Maril & Co.	92%
Select Value Fund	Charles Schwab & Co.	69%
Value Fund	Maril & Co.	99%
Texas Fund	NFS, LLC	75%

7. CAPITAL SHARE TRANSACTIONS

	Fixed Income Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2018
Class I
Shares	59,527	(443,447)	62,142	4,459,745
Value	$602,208	$(4,539,014)	$633,773

For the fiscal year ended:
August 31, 2017
Class I
Shares	282,830	(482,630)	57,999	4,781,523
Value	$2,931,642	$(5,020,220)	$603,377

	Informed Investor Growth Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2018
Class I
Shares	2,875	(41,273)	2,813	1,010,349
Value	$33,812	$(479,936)	$31,082

For the fiscal year ended:
August 31, 2017
Class I
Shares	8,711	(54,692)	2,377	1,045,934
Value	$90,169	$(578,506)	$24,367

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

	Quality Growth Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2018
Class I
Shares	37,902	(3,926)	10,491	1,923,346
Value	$560,969	$(57,447)	$151,364

For the fiscal year ended:
August 31, 2017
Class I
Shares	9,054	(15,242)	8,731	1,878,879
Value	$120,027	$(200,960)	$109,834

	Select Value Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2018
Class I
Shares	81,289	(60,446)	46,872	1,034,466
Value	$1,061,336	$(787,351)	$611,215

For the fiscal year ended:
August 31, 2017
Class I
Shares	118,040	(44,530)	21,370	966,751
Value	$1,465,448	$(565,009)	$276,102

	Value Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2018
Class I
Shares	2,644	(30,183)	137	1,420,298
Value	$43,732	$(478,012)	$2,205

For the fiscal year ended:
August 31, 2017
Class I
Shares	81,510	(9,397)	415	1,447,700
Value	$1,195,109	$(137,945)	$6,184

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

	Texas Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2018
Class I
Shares	41,416	(60,295)	—	1,040,035
Value	$454,140	$(658,482)	$—

For the fiscal year ended:
August 31, 2017
Class I
Shares	202,338	(212,712)	—	1,058,914
Value	$1,922,699	$(2,026,502)	$—

8. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. SECTOR AND GEOGRAPHIC RISKS

When the Funds emphasize one or more economic sectors, it may be more susceptible to the financial, market, or economic events affecting the particular issuers and industries in which they invest than funds that do not emphasize particular sectors. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Texas Fund’s investments are concentrated in Texas, and therefore the Fund will be susceptible to adverse market, political, regulatory, social, economic and geographic events affecting Texas. The Fund’s performance may be more volatile than the performance of more geographically diverse funds. Since one of the main industries in Texas is mining and logging, including the oil and gas sectors, Texas is particularly susceptible to economic, environmental and political activities affecting this industry.

10. OPTIONS RISK

The Texas Fund’s use of options subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (i) dependence on the Adviser or Sub-adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (ii) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its objective; (iii) the fact that the skills and techniques needed to trade these

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

instruments are different from those needed to select the securities in which the Texas Fund invests; (iv) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Texas Fund’s ability to limit exposures by closing its positions; and, (v) the possible need to defer closing out of certain options to avoid adverse tax consequences. Other risks include the inability of the Texas Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Texas Fund. See note 2 for additional disclosures related to options transactions.

11. SUBSEQUENT EVENTS

On September 27, 2018, the Fixed Income Fund declared a dividend from net investment income of $60,675, which was payable on September 28, 2018.

On September 16, 2018, the Quality Growth Fund declared a dividend from net investment income of $28,281, which was payable on September 17, 2018.

On September 16, 2018, the Select Value Fund declared a dividend from net investment income of $13,129, which was payable on September 17, 2018.

On September 16, 2018, the Value Fund declared a dividend from net investment income of $71,151, which was payable on September 17, 2018.

On September 16, 2018, the Texas Fund declared a dividend from net investment income of $21,951, which was payable on September 17, 2018.

Management has evaluated subsequent events through the issuance of the financial statements and, other than those already disclosed in the notes to the financial statements, has noted no other such events that would require disclosure.

12. DEFENSIVE POSITION

The Funds may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited or market conditions are adverse. Under these circumstances, the Funds may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks. If the Funds invest in shares of a money market fund, shareholders of the Fund generally will be subject to duplicative management and other fees and expenses. As of August 31, 2018, the Informed Investor Fund had 40.25% of the value of its net assets invested in the Federated Government Obligations Fund, Institutional Class shares. Additional information for this money market fund, including its financial statements, is available from the Securities and Exchange Commission’s website at www.sec.gov.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

13. LEGAL PROCEEDINGS

On December 7, 2010, an amended complaint was filed in the United States Bankruptcy Court for the District of Delaware (Adversary Proceeding No. 10-54010) by The Official Committee of Unsecured Creditors of Tribune Company (“Committee”) on behalf of Tribune Company (“Tribune”), a U.S. news and media organization. Among the thousands of defendants in the Amended Complaint is the Monteagle Funds with respect to holdings by the Monteagle Value Fund (the “Fund”). The Fund, along with numerous other mutual funds, institutional investors and others, owned shares of Tribune in 2007 when it went private in a leveraged buyout transaction (“LBO”). In the LBO, shareholders such as the Fund sold their shares back to Tribune for $34/share. The lawsuit alleges, among other things, that the payment for the shares by Tribune was a fraudulent transfer and seeks to have the cash paid to shareholders returned to the Tribune bankruptcy estate. The Amended Complaint seeks to create a class of Defendants - the former shareholders of Tribune - and seeks return of over $8 billion in proceeds from the LBO.

On April 5, 2012, the Committee’s lawsuit was transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the Southern District of New York for discovery and pretrial motions with numerous other related actions. (In re Tribune Company Fraudulent Conveyance Litigation, 1:12-mc-02296-WHP).

On July 23, 2012, the Delaware Bankruptcy Judge confirmed a plan of reorganization that, among other things, replaced the Committee as Plaintiff with a Litigation Trustee.

On September 7, 2012, Judge Pauley of the Southern District of New York entered a Master Case Order. Among other things, the Master Case Order creates liaison counsel and an Executive Committee for the defendants in the Litigation Trustee’s lawsuit, including those defendants, like the Fund, that were only shareholders of Tribune. The Executive Committee Members for mutual funds are Michael S. Doluisio, an attorney with Dechert LLP in Philadelphia, and Steven R. Schoenfeld, an attorney with Dorsey & Whitney LLP in New York. The Executive Committee is directed to take reasonable steps to streamline case management and to eliminate duplication of efforts and redundant filings. However, the Master Case Order does not certify a class of Defendants, and does not prevent any individual Defendant from retaining its own counsel or being heard by the Court. Discovery in the Litigation Trustee’s lawsuit is stayed pending resolution of certain motions to dismiss in the related litigation.

On September 23, 2013, the District Court rejected the defendants’ arguments under section 546(e) of the Bankruptcy Code (the so-called public-securities-market exemption), but still dismissed the so-called Individual Creditors Actions (the individual creditor, constructive fraudulent-conveyance actions) on the ground that the Individual Creditors lack standing to seek avoidance of the same transactions that the Litigation Trustee is simultaneously suing to avoid.

On May 23, 2014, the Executive Committee, on behalf of all Exhibit A shareholder defendants, including the Fund, filed a motion to dismiss Count One of the Litigation

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

Trustee’s Fifth Amended Complaint on grounds, among other things, that complaint fails to allege facts from which a strong inference can be drawn that the Tribune Board acted with the actual intent to hinder, delay or defraud creditors when it approved the LBO. The Litigation Trustee has responded and the motion is fully briefed and pending before Judge Pauley. The Litigation Trustee has requested that the Judge rule on these motions and allow the Litigation Trustee to proceed with discovery.

The Individual Creditors appealed the dismissal for lack of standing to the Second Circuit, and the Executive Committee cross-appealed the failure to dismiss under 546(e).

On March 29, 2016, the Second Circuit Court of Appeals issued its opinion. The Court ruled that the noteholder creditors had standing to sue, but that, on the merits, their claims were preempted by the safe harbor in Section 546(e) of the Bankruptcy Code.  The Plaintiffs petitioned the Supreme Court for review.  The Supreme Court held the petition pending its decision in another case—Merit Management—which also involved the section 546(e) safe harbor issue.

On February 27, 2018, the Supreme Court issued its opinion in the Merit Management case.  The Supreme Court’s opinion affirmed the 7th Circuit, which had taken a different view than the Second Circuit on the scope of the 546(e) safe harbor.  This decision calls into serious question the Second Circuit’s opinion which was a blanket dismissal of the constructive fraud claims.

The Supreme Court did not directly reverse the Second Circuit.  Instead, several judges suggested that the Second Circuit should withdraw the mandate of its decision.  It appears the Second Circuit will do so, and will issue a new opinion in light of Merit Management.

Thus, it appears that the blanket dismissal based on the 546(e) safe harbor has not survived Merit Management.  However, as a mutual fund, the Fund may have a more specific argument for dismissal under § 546(e).  The Fund and other similarly-situated mutual funds have not yet had the opportunity to make that argument.

It is not expected that the cases discussed above will have a material adverse impact on the Fund’s financial position, results of operation, or cash flows; however, these litigation matters are subject to inherent uncertainties and the views of these matters with respect to any impact to the Fund may change in the future.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Monteagle Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monteagle Funds, comprising Monteagle Fixed Income Fund, Monteagle Informed Investor Growth Fund, Monteagle Quality Growth Fund, Monteagle Select Value Fund, Monteagle Value Fund, and the Texas Fund (the “Funds”) as of August 31, 2018, and the related statements of operations  for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the periods indicated in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, brokers and by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 30, 2018

MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES

AUGUST 31, 2018 (UNAUDITED)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period March 1, 2018 and held until the end of the period August 31, 2018.

The tables that follow illustrate each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s Prospectus.

MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

Monteagle Fixed Income Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2018	August 31, 2018	March 1, 2018 to August 31, 2018

Actual	$1,000.00	$1,007.27	$5.31
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.91	$5.35

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Monteagle Informed Investor Growth Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2018	August 31, 2018	March 1, 2018 to August 31, 2018

Actual	$1,000.00	$1,073.62	$7.16
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.30	$6.97

* Expenses are equal to the Fund's annualized expense ratio of 1.37%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Monteagle Quality Growth Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2018	August 31, 2018	March 1, 2018 to August 31, 2018

Actual	$1,000.00	$1,075.68	$6.75
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.70	$6.56

* Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

Monteagle Select Value Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2018	August 31, 2018	March 1, 2018 to August 31, 2018

Actual	$1,000.00	$1,049.31	$6.97
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.40	$6.87

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by184/365 (to reflect the one-half year period).

Monteagle Value Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2018	August 31, 2018	March 1, 2018 to August 31, 2018

Actual	$1,000.00	$1,088.72	$7.00
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.50	$6.77

* Expenses are equal to the Fund's annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Texas Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2018	August 31, 2018	March 1, 2018 to August 31, 2018

Actual	$1,000.00	$1,149.86	$8.62
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.19	$8.08

* Expenses are equal to the Fund's annualized expense ratio of 1.59%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MONTEAGLE FUNDS

TRUSTEES & OFFICERS OF THE TRUST

AUGUST 31, 2018 (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Board of Trustees in compliance with the laws of the state of Delaware. The names of the Trustees and executive officers of the Trust, their position with the Trust, address, age and principal occupations during the past five years are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected. The address of each trustee and officer is 2506 Winford Ave., Nashville, TN, 37211.

INDEPENDENT TRUSTEES
NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF TRUST PORTFOLIOS OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
Larry J. Anderson, CPA 1948	Trustee	Since 11-29-02	Certified Public Accountant, Anderson & West, P.C. January 1985 to present	6	None
David J. Gruber , CPA 1963	Trustee	Since 10-21-15	Director of Risk Advisory Services, Holbrook & Manter (accounting firm), 2016 to present; President, DJG Financial Consulting, 2007 to 2016	6	Trustee, Asset Management Fund, 2015 to present (3 portfolios); Trustee, Cross Shore Discovery Fund, 2014 to present; Trustee, Fifth Third Funds 2003 to 2012 (20 portfolios)
Jeffrey W. Wallace, JD, CPA, CFP 1964	Trustee	Since 10-21-15	Senior Director of Investment Operations, Baylor University, 2009 to present	6	None

EXECUTIVE OFFICERS
NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Paul B. Ordonio, JD 1967	President, CCO

Monteagle Funds, President/CCO from 11/02 to present; Nashville Capital Corporation, VP of Development, 05/09 to present; Matrix Capital Group, Representative 05/09 to 10/17; P.O. Properties, Inc., Vice President from 06/99 to present; WordWise Document Services, LLC, President from 08/97 to present; Ordonio & Assoc., President from 11/97 to present; Blue Horse Financial Advisors, Secretary from 07/15 to 01/17; PJO Holdings, LLC from 07/15 to present.

Brandon M. Pokersnik 1978	Secretary, AML Officer	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.
Umberto Anastasi 1974	Treasurer, CFO	From 1999 to present, Vice President, Mutual Shareholder Services, LLC.

MONTEAGLE FUNDS

COMPENSATION OF TRUSTEES & OFFICERS

AUGUST 31, 2018 (UNAUDITED)

Each Trustee receives an annual fee of $2,500 and a fee of $1,000 per Fund, and is also paid a $1,000 for each quarterly meeting attended and $500 for each special meeting attended. A portion of the fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the complex. Trustees and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

Trustees that are affiliated with the Adviser or Sub-adviser receive no compensation from the Funds for their services or reimbursement for their associated expenses. Officers of the Trust receive no compensation from the Funds for their services, except that the Funds pay 50% of the compensation of the Trust’s Chief Compliance Officer.

The following table sets forth the fees paid by the Funds to each Trustee of the Trust for the year ended August 31, 2018:

Name of Person	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees
Larry J. Anderson	$12,500	$0	$0	$12,500
David J. Gruber	$12,500	$0	$0	$12,500
Jeffrey W. Wallace	$12,500	$0	$0	$12,500

MONTEAGLE FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2018 (UNAUDITED)

Proxy Policies — The Trust has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies related to securities held by the Funds. A description of the Funds’ policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC’s website at http://www.sec.gov.

N-Q Filing — The SEC has adopted the requirement that all mutual funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Monteagle Funds, this would be for the fiscal quarters ending November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

THE MONTEAGLE FUNDS

Investment Adviser

Nashville Capital Corporation

2506 Winford Ave.

Nashville, TN 37211

Distributor

Arbor Court Capital, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Transfer Agent, Administrator

& Shareholder Servicing Agent

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

(888) 263-5593

www.monteaglefunds.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus, which includes information regarding each Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

ITEM 2.  CODE OF ETHICS.

a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

b)

During the period covered by this report, there were no amendments to any provision of the code of ethics.

c)

During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Larry J. Anderson. Mr. Anderson is “independent” for purposes of this item.

ITEM 4.  PRINICPAL ACCOUNTANT FEES AND SERVICES.

a)

Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $58,800 and $58,800 with respect to the registrant’s fiscal years ended August 31, 2018 and 2017, respectively.

b)

Audit-Related Fees.  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $2,750 with respect to the registrant’s fiscal years ended August 31, 2018 and 2017, respectively. The services comprising these fees are for consents and review of the registrant’s dividend calculations.

c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $24,000 and $24,000 with respect to the registrant’s fiscal years ended August 31, 2018 and 2017, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

d)

All Other Fees.  The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $3,200 for the fiscal years ended August 31, 2018 and 2017, respectively. The services comprising these fees were for the review of the Funds’ semi annual financial report.

(e)(1)  The audit committee has not adopted pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of regulation S-X.

(e)(2)  There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X.

f)

Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.

g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended August 31, 2018 and 2017, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser or sub-advisers.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Fund is an open-end management investment company

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Fund is an open-end management investment company

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Fund is an open-end management investment company

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time. There were no matters submitted to a vote of security holders during the reporting period.

ITEM 11.  CONTROLS AND PROCEDURES.

a)

The registrant's PEO and PFO, or persons performing similar functions, have concluded, as of a date within 90 days of the filing of this report, based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, that such disclosure controls and procedures are reasonably designed to ensure: (1) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.  EXHIBITS

1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MONTEAGLE FUNDS

By: /s/ Paul B. Ordonio

     Paul B. Ordonio

     President and Principal Executive Officer

Date: November 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Paul B. Ordonio

     Paul B. Ordonio

     President and Principal Executive Officer

Date: November 6, 2018

By: /s/ Umberto Anastasi

     Umberto Anastasi

     Treasurer and Principal Financial Officer

Date: November 6, 2018